UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.  )

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☐	Soliciting Material under §240.14a-12

REALTY CAPITAL INCOME FUNDS TRUST

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REALTY CAPITAL INCOME FUNDS TRUST

AR Capital BDC Income Fund
AR Capital Global Real Estate Income Fund
AR Capital Real Estate Income Fund

405 Park Avenue, 14th Floor, New York, New York 10022

October 6, 2015

Dear Shareholder:

I am writing to inform you of the two upcoming SPECIAL MEETINGS of SHAREHOLDERS (the “Meetings”) of Realty Capital Income Funds Trust (the “Trust”), which is comprised of the series listed above (the “Funds”). The first Meeting is to be held at The Core Club, located at 66 E. 55th Street, New York, New York 10022, on October 30, 2015 at 11 a.m., Eastern Time (the “First Meeting”), and will be for the AR Capital BDC Income Fund, the AR Capital Global Real Estate Income Fund, and the AR Capital Real Estate Income Fund only (collectively, the “Three Funds”). The second Meeting is to be held at The Core Club, located at 66 E. 55th Street, New York, New York 10022, on October 30, 2015 at 11:30 a.m., Eastern Time (the “Second Meeting”), and will also be for the Three Funds.

As discussed in more detail in the accompanying Proxy Statement, the Meetings are being held to seek shareholder approval of three proposals (the “Proposals”) related to the Trust and the Funds. At the First Meeting, shareholders will be asked to approve a new investment advisory agreement on behalf of the Trust and each of the Three Funds, as well as a new sub-advisory agreement on behalf of the AR Capital BDC Income Fund (the “BDC Income Fund”). At the Second Meeting, shareholders will be asked to elect a Trustee to the Board of Trustees (the “Board”).

First Meeting

The Proposals to be voted upon at the First Meeting relate to the following transactions involving the parent companies of National Fund Advisor, LLC (the “Adviser”), the Trust’s investment adviser, and BDCA Adviser, LLC (“BDCA Adviser”), the BDC Income Fund’s sub-adviser:

On August 6, 2015, AR Capital, LLC (“ARC”), the ultimate parent of the Adviser and BDCA Adviser, entered into a transaction agreement (the “Transaction Agreement”) with AMH Holdings (Cayman), L.P., a Cayman Islands exempted limited partnership (“AMH”), and an affiliate of Apollo Global Management, LLC (NYSE: APO) (together with its consolidated subsidiaries, “Apollo”), and a newly formed entity, AR Global Investments, LLC, a Delaware limited liability company (“AR Global”). The Transaction Agreement provides that ARC will transfer to AR Global a majority of the assets of its ongoing asset management business (including equity interests in its direct and indirect subsidiaries, which includes the Adviser and BDCA Adviser). Following the consummation of the transactions (collectively, the “Transaction”) contemplated by the Transaction Agreement, AMH will hold a 60% interest in AR Global and ARC will hold a 40% interest in AR Global.

The Transaction will constitute an indirect sale of a controlling block of the stock of the Adviser and BDCA Adviser and result in the assignment and subsequent termination of the Trust’s existing investment advisory agreement (the “Existing Advisory Agreement”) and its existing sub-advisory agreement on behalf of the BDC Income Fund (the “Existing Sub-Advisory Agreement”) in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). At the First Meeting, shareholders will be asked to approve new advisory agreements to avoid any disruption to the management of the Three Funds.

All shareholders of record of each of the Three Funds will be asked to approve a new investment advisory agreement between the Trust and the Adviser on behalf of the Trust and each of the Three Funds (the “New Advisory Agreement”), which contains terms that are identical in all material respects to the Existing Advisory Agreement. In addition, shareholders of record of the BDC Income Fund will be asked to approve a new sub-advisory agreement between the Trust, the Adviser and BDCA Adviser on behalf of the BDC Income Fund (the “New Sub-Advisory Agreement”), which contains terms that are identical in all material respects to the Fund’s Existing Sub-Advisory Agreement. Importantly, no increase in shareholder fees or expenses from those payable under the Existing Advisory Agreement or the Existing Sub-Advisory Agreement are being proposed under the New Advisory Agreement or the New Sub-Advisory Agreement.

Second Meeting

At the Second Meeting, all shareholders of record will be asked to approve the election of Edward M. Weil, Jr. to the Board. Mr. Weil was recently appointed to the Board to fill a vacancy and has served on the Board since September 2, 2015. By approving the election of Mr. Weil at the Second Meeting, the Board will continue to be able to appoint new Trustees in the future without the expense of conducting additional shareholder meetings to the extent permitted by the 1940 Act.

* * *

As discussed in the Proxy Statement accompanying this letter, the Trust and the Board believe that the approval of each Proposal is in the Trust’s, the Funds’ and your best interests. Accordingly, the Board recommends that you vote “FOR” each Proposal on which you may cast a vote.

Please review and consider each Proposal carefully. Whether or not you plan to attend the Meetings, please sign and return the enclosed proxy cards in the postage prepaid envelope provided or authorize a proxy vote by toll-free telephone or through the Internet according to the instructions on your proxy cards.

Please read this information carefully and call 1-855-800-9422 if you have any questions. Your vote is important to us, no matter how many shares you own.

Sincerely,

/s/ Edward M. Weil, Jr.

Edward M. Weil, Jr.
President, Chairman and Trustee
Realty Capital Income Funds Trust

REALTY CAPITAL INCOME FUNDS TRUST

AR Capital BDC Income Fund
AR Capital Global Real Estate Income Fund
AR Capital Real Estate Income Fund

405 Park Avenue, 14th Floor, New York, New York 10022

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that Realty Capital Income Funds Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, will hold the first of two special meetings of shareholders to be held on October 30, 2015 (or the “First Meeting”). The First Meeting will begin at 11 a.m., Eastern Time, at The Core Club, located at 66 E. 55th Street, New York, New York 10022. At the First Meeting, shareholders of the AR Capital BDC Income Fund, the AR Capital Global Real Estate Income Fund, and the AR Capital Real Estate Income Fund (each, a “Fund” and, collectively, the “Three Funds”) will be asked to consider and vote upon the Proposals set forth below, as more fully described in the enclosed Proxy Statement, and to transact such other business as may be properly brought before the First Meeting.

Proposal No.	Proposal	Funds Voting	Recommendation of the Board of Trustees
1	To approve a new advisory agreement between Realty Capital Income Funds Trust and National Fund Advisors, LLC on behalf of the Trust and each of the Three Funds. No increases in shareholder fees or expenses under the new advisory agreement are being proposed.	All Funds	FOR
2	To approve a new sub-advisory agreement between Realty Capital Income Funds Trust, National Fund Advisors, LLC and BDCA Adviser, LLC on behalf of the AR Capital BDC Income Fund. No increases in shareholder fees or expenses under the new sub-advisory agreement are being proposed.	AR Capital BDC Income Fund	FOR

The Board of Trustees has fixed the close of business of the New York Stock Exchange on October 2, 2015 as the record date for the determination of shareholders entitled to notice of, and to vote at, the First Meeting (the “Record Date”). Only shareholders of the Three Funds of the Trust, as applicable, as of the Record Date are entitled to vote at the First Meeting and any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees,

Natalya Zelensky
Secretary

October 6, 2015
New York, New York

YOUR VOTE IS IMPORTANT. PLEASE AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET OR COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD FOR THE FIRST MEETING.

AS A SHAREHOLDER OF THE TRUST, YOU ARE ASKED TO ATTEND THE FIRST MEETING EITHER IN PERSON OR BY PROXY. WE URGE YOU TO VOTE BY PROXY. YOUR PROMPT AUTHORIZATION OF A PROXY WILL HELP ASSURE A QUORUM AT THE FIRST MEETING AND AVOID ADDITIONAL EXPENSES ASSOCIATED WITH FURTHER SOLICITATION. AUTHORIZING A PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON AT THE FIRST MEETING. YOU MAY REVOKE YOUR PROXY BEFORE IT IS EXERCISED BY SUBMITTING TO THE SECRETARY OF THE TRUST A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY SIGNED PROXY CARD, OR BY ATTENDING THE

FIRST MEETING AND VOTING IN PERSON. A PRIOR PROXY CAN ALSO BE REVOKED BY AUTHORIZING A SUBSEQUENT PROXY BY TELEPHONE OR THROUGH THE INTERNET.

THIS NOTICE, THE PROXY STATEMENT AND THE FUNDS’ MOST RECENT ANNUAL REPORTS TO SHAREHOLDERS ARE AVAILABLE ON THE INTERNET AT WWW.2VOTEPROXY.COM/ARC OR BY CALLING TOLL-FREE AT 1-855-800-9422.

REALTY CAPITAL INCOME FUNDS TRUST

AR Capital BDC Income Fund
AR Capital Global Real Estate Income Fund
AR Capital Real Estate Income Fund

405 Park Avenue, 14th Floor, New York, New York 10022

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that Realty Capital Income Funds Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, will hold the second of two special meetings of shareholders to be held on October 30, 2015 (or the “Second Meeting”). The Second Meeting will begin at 11:30 a.m., Eastern Time, at The Core Club, located at 66 E. 55th Street, New York, New York 10022. At the Second Meeting, shareholders will be asked to consider and vote upon the Proposal set forth below, as more fully described in the enclosed Proxy Statement, and to transact such other business as may be properly brought before the Second Meeting.

Proposal No.	Proposal	Funds Voting	Recommendation of the Board of Trustees
3	To elect Edward M. Weil, Jr. to the Board of Trustees of Realty Capital Income Funds Trust for an indefinite term and until his successor is elected and qualified or until his earlier death, retirement, resignation or removal.	All Funds	FOR

The Board of Trustees has fixed the close of business of the New York Stock Exchange on October 2, 2015 as the record date for the determination of shareholders entitled to notice of, and to vote, at the Second Meeting (the “Record Date”). Only shareholders of the Trust as of the Record Date are entitled to vote at the Second Meeting and any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees,

Natalya Zelensky
Secretary

October 6, 2015
New York, New York

YOUR VOTE IS IMPORTANT. PLEASE AUTHORIZE YOUR PROXY BY TELEPHONE OR INTERNET OR COMPLETE, SIGN, DATE AND RETURN YOUR PROXY CARD FOR THE SECOND MEETING.

AS A SHAREHOLDER OF THE TRUST, YOU ARE ASKED TO ATTEND THE SECOND MEETING EITHER IN PERSON OR BY PROXY. WE URGE YOU TO VOTE BY PROXY. YOUR PROMPT AUTHORIZATION OF A PROXY WILL HELP ASSURE A QUORUM AT THE SECOND MEETING AND AVOID ADDITIONAL EXPENSES ASSOCIATED WITH FURTHER SOLICITATION. AUTHORIZING A PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES IN PERSON AT THE SECOND MEETING. YOU MAY REVOKE YOUR PROXY BEFORE IT IS EXERCISED BY SUBMITTING TO THE SECRETARY OF THE TRUST A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY SIGNED PROXY CARD, OR BY ATTENDING THE SECOND MEETING AND VOTING IN PERSON. A PRIOR PROXY CAN ALSO BE REVOKED BY AUTHORIZING A SUBSEQUENT PROXY BY TELEPHONE OR THROUGH THE INTERNET.

THIS NOTICE, THE PROXY STATEMENT AND THE FUNDS’ MOST RECENT ANNUAL REPORTS TO SHAREHOLDERS ARE AVAILABLE ON THE INTERNET AT WWW.2VOTEPROXY.COM/ARC OR BY CALLING TOLL-FREE AT 1-855-800-9422.

GENERAL INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

Q1.	Why am I being asked to vote at the First Meeting and Second Meeting?
A.	You are or were a shareholder of the Trust as of the Record Date. Each Proposal to be voted upon requires the approval of shareholders for the Proposal to be effective. The Board has approved each Proposal and recommends that you vote “FOR” each of them.
Q2.	On what am I being asked to vote at the First Meeting and Second Meeting?
A.	All shareholders of the Three Funds as of the Record Date are being asked to vote on the first Proposal at the First Meeting: To approve the New Advisory Agreement between the Trust and the Adviser on behalf of the Trust and the Three Funds.

Shareholders of the BDC Income Fund as of the Record Date are being asked to vote on the second Proposal at the First Meeting: To approve the New Sub-Advisory Agreement between the Trust, the Adviser and BDCA Adviser on behalf of the BDC Income Fund.

All shareholders of the Trust as of the Record Date are being asked to vote on the following Proposal at the Second Meeting: To approve the election of Edward M. Weil, Jr. to the Board, for an indefinite term and until his successor is elected and qualified or until the earlier of his death, retirement, resignation or removal.

Q3.	What is the Transaction that will cause the Termination of the Existing Advisory Agreement and the Existing Sub-Advisory Agreement?
A.	As discussed in more detail in the enclosed Proxy Statement, ARC, the ultimate parent of the Adviser and BDCA Adviser, has entered into the Transaction Agreement with AMH, an affiliate of Apollo, and a newly formed entity, AR Global. The Transaction Agreement provides that ARC will transfer to AR Global a majority of the assets of its ongoing asset management business (including equity interests in its subsidiaries, which include the Adviser and BDCA Adviser). Following the consummation of the Transaction contemplated by the Transaction Agreement, AMH will hold a 60% interest in AR Global and ARC will hold a 40% interest in AR Global.

The consummation of the Transaction will result in an assignment and subsequent termination of the Existing Advisory Agreement and the Existing Sub-Advisory Agreement in accordance with the 1940 Act. As described in the Proxy Statement, all material terms of the New Advisory Agreement and the New Sub-Advisory Agreement, including the fees, will remain unchanged from its respective exising advisory agreement. Shareholders are not being asked to vote on the Transaction itself.

Q4.	Why am I being asked to vote on a new investment advisory agreement (and a new investment sub-advisory agreement, if applicable) at the First Meeting?
A.	On August 6, 2015, ARC, the ultimate parent of the Adviser and BDCA Adviser, entered into the Transaction Agreement with AMH, an affiliate of Apollo, and AR Global. Under the Transaction Agreement, AMH will purchase a controlling interest in Real Estate Income Fund Advisors, LLC, which wholly-owns the Adviser, and American Realty Capital II Advisors, LLC, which wholly-owns BDCA Adviser. Consequently, there will be deemed to be an “assignment” (as such term is defined in the 1940 Act) of the Existing Advisory Agreement and the Existing Sub-Advisory Agreement, and they will each automatically terminate in accordance with their terms and the 1940 Act.

To avoid disruptions to the management of the Three Funds, you are being asked to approve the New Advisory Agreement on behalf of the Trust and the Three Funds, and, if you were a shareholder of the BDC Income Fund as of the Record Date, the New Sub-Advisory Agreement.

Q5.	What are the benefits of the Transaction to the Trust and its shareholders?
A.	In evaluating the New Advisory Agreement and the New Sub-Advisory Agreement, the Board requested and received an extensive set of materials regarding Apollo and its affiliates. With respect to Apollo’s platform, the Board considered the following:
•	Apollo is a leading global alternative investment manager with $163 billion in assets under management. The firm was founded in 1990 and has grown to become one of the largest alternative investment managers in the world.

•	The firm maintains a value-oriented investment strategy across its three business segments including private equity, credit and real estate, with significant distressed expertise.
•	As of June 30, 2015, Apollo had total asset under management (AUM) of $163 billion, including approximately $39 billion in private equity, $113 billion in credit and $11 billion in real estate.

The Board discussed Apollo’s qualifications and considered its philosophy of management, historical performance, and methods of operations, and considered the following potential benefits to the Three Funds and their shareholders:

•	Apollo manages approximately $5 billion of funds registered or otherwise regulated under 1940 Act and has extensive experience and knowledge with the intricacies of managing these vehicles. Among these vehicles, Apollo manages Apollo Investment Corp. (“AIC”), one of the first externally-managed publicly-listed business development companies (“BDCs”).
•	Apollo is familiar with buy-side investment and sell-side analyst communities.
•	As a leading global alternative asset manager, the Apollo platform as a whole interfaces extensively with capital markets and trading desks, which offers opportunities with regard to potential transactions and the ability to gain competitive pricing from underwriters and lenders and access to an array of financing options on preferable terms.
•	Beyond regular-way loan and debt investments, Apollo is often offered access to various strategic activities, including partnerships with leading origination platforms and acquisition opportunities.
•	Apollo’s success as a leading private equity and credit manager strengthens its ability to attract human capital.
•	The Adviser and Sub-Adviser will have access to the accounting, finance, legal and compliance resources of Apollo’s larger platform.
•	Over the longer term, the Adviser and the Sub-Adviser, as applicable, believe that the Transaction has the potential to benefit the Three Funds through access to Apollo’s expertise as a leading global alternative investment manager. In addition, Apollo will evaluate and seek opportunities to enhance the Adviser’s or the Sub-Adviser’s investment process, including the ways in which the investment process of Apollo and its investment adviser affiliates may supplement the Adviser’s or Sub-Adviser’s process.
Q6.	Why am I being asked to vote on the election of Edward M. Weil, Jr. to the Board?
A.	At a meeting of the Board on September 2, 2015, John H. Grady resigned as Trustee, Chairman of the Board, and President of the Trust in light of his new duties following the consummation of the Transaction. To fill the vacant seat, the Board appointed Edward M. Weil, Jr. to serve as Trustee and Chairman of the Board, as well as President of the Trust. The Board was permitted to appoint Mr. Weil as a Trustee without a shareholder vote because, in accordance with the 1940 Act, two-thirds of the Board following Mr. Weil’s appointment was elected by the Trust’s shareholders.

You are being asked to elect Mr. Weil to the Board to preserve the Board’s ability to appoint new Trustees in the future without the expense of conducting additional shareholder meetings. In addition, Mr. Weil’s election will facilitate the Trust’s ability to satisfy a condition of the 1940 Act in connection with the Transaction. Section 15(f) of the 1940 Act requires that during the three (3) year period following the consummation of a transaction involving the sale of securities or a controlling interest in an investment company’s adviser, at least 75% of the investment company’s board of trustees must not be “interested persons,” as such term is defined in the 1940 Act, of the investment adviser or predecessor adviser. Mr. Weil is an “interested person” because he is an employee of the parent company of the Adviser. However, if Mr. Weil is elected to the Board by the Trust’s shareholders, the Board will then have ability to satisfy the 75% requirement by appointing a new Trustee who is not an “interested person” under the 1940 Act. If Mr. Weil is not elected by the Trust’s shareholders, the Board will take such action as it deems to be in the best interests of the Trust and its shareholders to satisfy the 75% requirement under Section 15(f) of the 1940 Act.

For more information about the Transaction and the conditions imposed under Section 15(f), please see the Notice of Special Meeting of Shareholders to Shareholders for the First Meeting and the enclosed Proxy Statement.

Q7.	What are the conditions of the Transaction?
A.	The consummation of the Transaction is subject to certain terms and conditions, including, among others: (i) approval of the New Advisory Agreement by the shareholders of each of the Three Funds; (ii) approval of the New Sub-Advisory Agreement by the shareholders of the BDC Income Fund; (iii) 75% of the Board not being “interested persons” as such term is defined in the 1940 Act; and (iv) the receipt of required regulatory and other approvals. If each of the terms and conditions is satisfied or waived, the parties to the Transaction anticipate that the closing will take place as soon as practicable after the special meetings.

If the Transaction is not consummated, the Adviser and BDCA Adviser will continue to serve as investment advisers to the Trust pursuant to the Existing Advisory Agreement and the Existing Sub-Advisory Agreement, respectively.

Q8.	Are there any additional conditions associated with the Transaction?
A.	Yes. The Transaction is structured to comply with the conditions imposed under Section 15(f) of the 1940 Act. Section 15(f) provides that when a sale of securities or a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. These conditions are as follows:
•	First, during the three (3) year period following the consummation of a transaction, at least 75% of the investment company’s board of trustees must not be “interested persons,” as such term is defined in the 1940 Act, of the investment adviser or predecessor adviser. The Board intends to meet this requirement by appointing a new Independent Trustee after Mr. Weil is elected by the Trust’s shareholders at the Second Meeting.
•	Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any of its applicable express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two (2) year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). The Adviser and Apollo will conduct, and use their reasonable best efforts to cause their respective affiliates to conduct, relevant aspects of their respective businesses in compliance with the conditions of Section 15(f). This includes refraining from proposing any increase in the investment advisory fees paid by the Trust to the Adviser.
Q9.	Has does the Board recommend that I vote with respect to the Proposals at the Meetings?
A.	The Board has approved the Proposals and recommends that you vote “FOR” each Proposal.
Q10.	Will the Trust bear the costs associated with the Transaction or the Meetings?
A.	No. The costs associated with the Transaction and the Meetings will be borne by the owners of the Adviser and Apollo.
Q11.	What happens if shareholders do not approve the New Advisory Agreement and/or the New Sub-Advisory Agreement?
A.	If shareholders do not approve the New Advisory Agreement and/or the New Sub-Advisory Agreement, the Trust and the Board will consider all available options, including the solicitation of further proxies. The Board will take such action as it deems to be in the best interests of the Trust and its shareholders.

Q12.	What vote is required to approve each Proposal at the First Meeting?
A.	Proposal 1. Under the 1940 Act, the New Advisory Agreement must be approved by a majority of the outstanding shares of each of the Three Funds. A majority of the outstanding shares of a Fund means the vote of the holders of the lesser of (a) 67% or more of the Fund’s shares present at the First Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Fund, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the Record Date) represented by full and fractional shares of all of the Fund’s outstanding classes of shares.

Proposal 2.  Under the 1940 Act, the New Sub-Advisory Agreement must be approved by a majority of the outstanding shares of the BDC Income Fund. A majority of the outstanding shares of the BDC Income Fund means the vote of the holders of the lesser of (a) 67% or more of the BDC Income Fund’s shares present at the First Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the BDC Income Fund, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the Record Date) represented by full and fractional shares of all of the Fund’s outstanding classes of shares.

Proposal 3.  In accordance with the Trust’s Declaration of Trust, shareholders of the Trust will vote as a group on the Proposal, and each shareholder shall be entitled to one (1) vote for each dollar (and fractional vote for each fractional dollar) of net asset value standing (determined as of the Record Date) represented by full and fractional shares of the Funds’ outstanding classes of shares. To approve the Proposal, a quorum of votes must be present and the Proposal must be approved. A quorum shall be present if at least thirty percent (30%) of the votes entitled to be cast are present in person or by proxy at the Second Meeting (although any lesser number shall be sufficient for matters upon which the shareholders vote at adjournments). If a quorum is present, the Proposal will be approved if a majority of the votes cast are voted in favor of the Proposal.

Q13.	I don’t own very many shares. Why should I bother to vote?
A.	Your vote makes a difference. If numerous shareholders just like you fail to vote, we may not receive sufficient votes to hold the First Meeting or approve the Proposals.
Q14.	Who is entitled to vote at the First Meeting?
A.	Any person who owned shares of the Three Funds of the Trust on the Record Date, which was the close of business on the New York Stock Exchange on October 2, 2015, is entitled to vote on the New Advisory Agreement. Only shareholders of the BDC Income Fund on the Record Date are entitled to vote on the New Sub-Advisory Agreement.
Q15.	How can I vote?
A.	Please refer to the enclosed proxy cards for information on authorizing a proxy and submitting voting instructions by telephone, Internet or mail. You may also vote by attending and submitting a ballot at the First Meeting.
Q16.	Am I supposed to receive more than one proxy card?
A.	Yes. You should have received separate proxy cards for the Meetings.

If you own shares of more than one Fund, you should have received more than one proxy card for the First Meeting. If you own shares of one Fund, you should have received only one proxy card for the First Meeting. You should have received only one proxy card for the Second Meeting.

Q17.	Who do I contact for more information?
A.	You can contact your financial adviser for further information. You may also contact the Funds at 405 Park Avenue, 14th Floor, New York, New York 10022 (telephone number (212) 415-6500) or Boston Financial Data Services, Inc., the Funds’ proxy tabulator, at 1-855-800-9422.

REALTY CAPITAL INCOME FUNDS TRUST

AR Capital BDC Income Fund
AR Capital Global Real Estate Income Fund
AR Capital Real Estate Income Fund

405 Park Avenue, 14th Floor, New York, New York 10022

PROXY STATEMENT

SPECIAL MEETINGS OF SHAREHOLDERS TO BE HELD OCTOBER 30, 2015

It is expected that the Proxy Statement and the accompanying materials will be mailed to shareholders on or about October 9, 2015.

This Proxy Statement is furnished by the Board of Trustees (the “Board”) of Realty Capital Income Funds Trust (the “Trust”), a Delaware statutory trust, in connection with the solicitation of proxies for use at two separate Special Meetings of Shareholders of the Trust (the “Meetings”). The first Meeting is to be held at The Core Club, located at 66 E. 55th Street, New York, New York 10022 on October 30, 2015 at 11 a.m., Eastern Time (the “First Meeting”), for the AR Capital BDC Income Fund, the AR Capital Global Real Estate Income Fund, and the AR Capital Real Estate Income Fund (each, a “Fund,” and collectively, the “Three Funds”). The second Meeting is to be held at The Core Club, located at 66 E. 55th Street, New York, New York 10022 on October 30, 2015 at 11:30 a.m., Eastern Time (the “Second Meeting”), also for the Three Funds.

The Board has fixed the close of business of the New York Stock Exchange on October 2, 2015 (the “Record Date”) for the determination of shareholders entitled to notice of, and to vote, at the Meetings. You are entitled to vote at the Meetings and any adjournment(s) or postponement(s) thereof if you owned shares of the Funds of the Trust, as applicable, on the Record Date.

At a Board meeting held on September 2, 2015, the Board unanimously approved and recommended that you vote “FOR” each of the Proposals summarized below.

Proposal No.	Proposal	Meeting	Funds Voting	Recommendation of the Board
1	To approve a new advisory agreement between the Trust and National Fund Advisors, LLC on behalf of the Trust and each of the Three Funds. No increases in shareholder fees or expenses under the new advisory agreement are being proposed.	First Meeting	All Funds	FOR
2	To approve a new Sub-Advisory Agreement between the Trust, National Fund Advisors, LLC and BDCA Adviser, LLC on behalf of the AR Capital BDC Income Fund. No increases in shareholder fees or expenses under the new sub-advisory agreement are being proposed.	First Meeting	AR Capital BDC Income Fund	FOR
3	To elect Edward M. Weil, Jr. to the Board of the Trust for an indefinite term and until his successor is elected and qualified or until his earlier death, retirement, resignation or removal.	Second Meeting	All Funds	FOR

Whether you expect to be personally present at the Meetings or not, we encourage you to authorize a vote by proxy. You can do this in one of three ways. First, you may complete, date, sign and return the accompanying proxy cards using the enclosed postage prepaid envelope. Second, you may call the telephone number listed on your proxy cards. Third, you may visit the website listed on your proxy cards. By authorizing a vote by proxy, your shares will be voted as you instruct. If no choice is indicated, your shares will be voted “FOR” each applicable Proposal, and in accordance with the discretion of the persons named as proxies on the enclosed proxy cards on such other matters that properly may come before the Meetings.

Any shareholder authorizing a proxy may revoke it before it is exercised at the Meetings by submitting to the Secretary of the Trust a written notice of revocation or a subsequently signed proxy card, or by attending the Meetings and voting in person. A prior proxy can also be revoked by submitting a subsequent proxy authorization through the website or telephone number listed on your proxy cards. If not so revoked, the shares represented by the proxy will be voted at the Meetings and at any adjournments or postponements of the Meetings. Attendance by a shareholder at the Meetings does not in itself revoke a proxy.

The solicitation of proxies will be largely by mail, but may include telephone, facsimile, telegraph, Internet or oral communication by certain officers and employees of National Fund Advisors, LLC (the “Adviser”), or an affiliate thereof, who will not be paid for these services, and/or by Boston Financial Data Services, Inc. (“BFDS”), a professional proxy solicitor. The expenses of the Meetings, including the cost of the proxy solicitor, are described below and will be shared by the Adviser and Apollo. Brokers and other nominees may also be reimbursed for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Funds.

This Proxy Statement should be kept for future reference. The Funds’ most recent Annual Report and Semi-Annual Reports, including financial statements, have been mailed previously to shareholders. If you would like to receive an additional copy of an Annual Report or Semi-Annual Report free of charge, contact the Funds at 405 Park Avenue, 14th Floor, New York, New York 10022, telephone number (212) 415-6500, or BFDS, the Funds’ proxy tabulator (telephone number 1-855-800-9422). Shareholder reports will be sent by first class mail within three business days of the receipt of the request.

Important Notice Regarding the Availability of Proxy Materials
for the Meetings To Be Held on Friday, October 30, 2015

This Proxy Statement and the Notices of Special Meeting are available at: www.2voteproxy.com/arc.

VOTING INFORMATION	1
First Meeting	1
Second Meeting	1
BACKGROUND INFORMATION ABOUT THE TRANSACTION AND THE ADVISORY AGREEMENTS	1
The Existing Advisory Agreement	1
The Existing Sub-Advisory Agreement	2
The Transaction	2
Information Regarding Apollo	3
Assignment and Automatic Termination of the Existing Advisory Agreements	3
The New Advisory Agreements	3
PROPOSAL 1: TO APPROVE A NEW ADVISORY AGREEMENT BETWEEN THE TRUST AND THE ADVISER ON BEHALF OF THE TRUST AND EACH OF THE THREE FUNDS, TO TAKE EFFECT UPON THE CONSUMMATION OF THE TRANSACTION	5
Benefits of the Transaction	5
Additional Considerations under the 1940 Act	6
Summary of the Terms of the Existing Advisory Agreement and New Advisory Agreement	6
Board Consideration of the Approval of the New Advisory Agreement	8
Required Vote	10
PROPOSAL 2: TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN THE TRUST, THE ADVISER AND BDCA ADVISER ON BEHALF OF THE BDC INCOME FUND, TO TAKE EFFECT UPON CONSUMMATION OF THE TRANSACTION	11
Benefits of the Transaction	11
Additional Considerations under the 1940 Act	12
Summary of the Terms of the Existing Sub-Advisory Agreement and New Sub-Advisory Agreement	12
Board Consideration of the Approval of the New Sub-Advisory Agreement	14
Required Vote	15
PROPOSAL 3: ELECTION OF EDWARD M. WEIL, JR. TO THE BOARD OF TRUSTEES	16
Background Information	16
The Board of Trustees Generally	16
Information about the Nominees	16
Information about Other Trustees and Officers	19
Qualifications and Experiences of the Other Trustees	24
Trustee Share Ownership	24
Board Leadership Structure	25
Board Risk Oversight	26
Required Vote	26
OTHER MATTERS	27
ADDITIONAL INFORMATION	27
HOUSEHOLDING OF FUND MATERIALS	30
COST AND METHOD OF PROXY SOLICITATION	30
SERVICE PROVIDERS	30
FINANCIAL STATEMENTS	34

i

VOTING INFORMATION

First Meeting

Proposal 1.  Under Proposal 1, shareholders of the AR Capital BDC Income Fund (the “BDC Income Fund”), the AR Capital Global Real Estate Income Fund (the “Global Real Estate Income Fund”), and the AR Capital Real Estate Income Fund (the “Real Estate Income Fund”) (each, a “Fund” and, collectively, the “Three Funds”) as of the Record Date are being asked approve a new investment advisory agreement between the Trust and the Adviser on behalf of the Trust and each Fund (the “New Advisory Agreement”).

Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the New Advisory Agreement must be approved by a majority of the outstanding shares of each of the Three Funds. A majority of the outstanding shares of a Fund means the vote of the holders of the lesser of (a) 67% or more of the Fund’s shares present at the First Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Fund, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the Record Date) represented by full and fractional shares of all of the Fund’s outstanding classes of shares.

Proposal 2.  Under Proposal 2, shareholders of the BDC Income Fund as of the Record Date are being asked to approve a new sub-advisory agreement between the Trust, the Adviser and BDCA Adviser, LLC (“BDCA Adviser”) on behalf of the BDC Income Fund (the “New Sub-Advisory Agreement”).

Pursuant the 1940 Act, the New Sub-Advisory Agreement must be approved by a majority of the outstanding shares of the BDC Income Fund. A majority of the outstanding shares of the BDC Income Fund means the vote of the holders of the lesser of (a) 67% or more of the BDC Income Fund’s shares present at the First Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the BDC Income Fund, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the Record Date) represented by full and fractional shares of all of the Fund’s outstanding classes of shares.

Second Meeting

Proposals 3.  Under Proposal 3, shareholders of the Trust are being asked to approve the election of Edward M. Weil, Jr. to the Board for an indefinite term and until his successor is elected and qualified or until his earlier death, retirement, resignation or removal.

In accordance with the Trust’s Declaration of Trust, shareholders of the Trust will vote as a group on Proposal 3, and each shareholder shall be entitled to one (1) vote for each dollar (and fractional vote for each fractional dollar) of net asset value standing (determined as of the Record Date) represented by full and fractional shares of the Funds’ outstanding classes of shares. To approve Proposal 3, a quorum of votes must be present and the Proposal must be approved. A quorum shall be present if at least thirty percent (30%) of the votes entitled to be cast are present in person or by proxy at the Second Meeting (although any lesser number shall be sufficient for matters upon which the shareholders vote at adjournments). If a quorum is present, Proposal 3 will be approved if a majority of the votes cast are voted in favor of Proposal 3.

BACKGROUND INFORMATION ABOUT THE TRANSACTION AND
THE ADVISORY AGREEMENTS

The Existing Advisory Agreement

The Adviser currently serves as the investment adviser to each series of the Trust (each, a “Fund”) pursuant to the investment advisory agreement, dated April 11, 2013, between the Trust and the Adviser (the “Existing Advisory Agreement”). Pursuant to the 1940 Act, the Existing Advisory Agreement was originally approved by the Board on April 11, 2013, including by each of the Trustees who were not “interested persons,” as that term is defined under the 1940 Act (non-interested Trustees are referred to in this Proxy Statement as “Independent Trustees”), and by the then sole shareholder of the Real Estate Income Fund (the only Fund of the Trust at that time) on June 4, 2013. The Existing Advisory Agreement was last considered at an in-person meeting of the Board on March 4, 2015. At that meeting, the renewal of the Existing Advisory Agreement was approved by the Board (including by each of the Independent Trustees).

The Adviser has served as the investment adviser for each Fund since each Fund’s inception date. Appendix A to the Existing Advisory Agreement, which lists the management fees paid by the Funds to which the Adviser provides services, has been amended each time a new Fund has been added to the Trust. As reflected in the table below, each such amendment to Appendix A was approved by the Board (including by each of the Independent Trustees) and the applicable Fund’s then sole shareholder.

Fund Added to the Trust	Date Approved by the Board	Date Approved by Fund’s Then Sole Shareholder
AR Capital Dividend and Value Fund* (the “Dividend and Value Fund”)	February 4, 2014	April 8, 2014
BDC Income Fund	February 4, 2014	April 8, 2014
Global Real Estate Income Fund	February 4, 2014	August 7, 2014

*	The Board voted to liquidate the Dividend and Value Fund on September 2, 2015.

The Adviser does not serve as an investment adviser to any other investment company with an investment objective similar to that of any of the Funds, except as noted below.

The Adviser serves as investment sub-adviser to a portion of the assets American Real Estate Income Fund, a closed-end investment company that operates as an interval fund (“AREIF”). AREIF is advised by SEL Asset Management, LLC (the “Adviser”) and had $5.5 million in assets as of June 30, 2015. Information regarding AREIF’s sub-advisory fee and expense arrangements appears below.

Investment Company	Assets Under Management	Sub-Advisory Fee	Waivers/Reimbursements of Sub-Advisory Fee
AREIF	$2.4 million (as of June 30, 2015)	1.00%	N/A

The Existing Sub-Advisory Agreement

BDCA Adviser has served as the investment sub-adviser to the BDC Income Fund since its inception date pursuant to the investment sub-advisory agreement, dated April 1, 2014, between the Trust, the Adviser and BDCA Adviser on behalf of the BDC Income Fund (the “Existing Sub-Advisory Agreement”). Pursuant to the 1940 Act, the Existing Sub-Advisory Agreement was originally approved by the Board on February 4, 2014 (including by each of the Independent Trustees) and by the BDC Income Fund’s then sole shareholder on April 8, 2014. The Existing Sub-Advisory Agreement was last considered at an in-person meeting of the Board on March 4, 2015. At that meeting, the renewal of the Existing Sub-Advisory Agreement was approved by the Board (including by each of the Independent Trustees).

BDCA Adviser does not serve as an investment adviser to any other investment company with an investment objective similar to that of the BDC Income Fund.

The Transaction

On August 6, 2015, AR Capital, LLC (“ARC”), the ultimate parent of the Adviser and BDCA Adviser, entered into a transaction agreement (the “Transaction Agreement”) with AMH Holdings (Cayman), L.P. (“AMH”), a Cayman Islands exempted limited partnership and an affiliate of Apollo Global Management, LLC (NYSE: APO) (together with its consolidated subsidiaries, “Apollo”), and a newly-formed entity, AR Global Investments, LLC, a Delaware limited liability company (“AR Global”). The Transaction Agreement provides that ARC will transfer to AR Global a majority of the assets of its ongoing asset management business (including equity interests in its direct and indirect subsidiaries, which includes the Adviser and BDCA Adviser). Following the consummation of the transactions contemplated by the Transaction Agreement (collectively, the “Transaction”), AMH will hold a 60% interest in AR Global and ARC will hold a 40% interest in AR Global. The business and affairs of AR Global will be overseen by a board of managers comprised of ten members, six of which will be appointed by AMH and four of which will be appointed by ARC. The Adviser and BDCA Adviser are currently owned indirectly by ARC and following the Transaction will be owned indirectly by AR Global.

Apollo has informed the Trust, the Adviser and BDCA Adviser that no changes are currently planned to the management or operations of the Trust or the Funds. However, the transfer of the Adviser and BDCA Adviser upon consummation of the Transaction will cause the automatic termination of the Existing Advisory Agreement and the Existing Sub-Advisory Agreement in accordance with their terms and the 1940 Act. At the First Meeting, shareholders will be asked to approve new advisory agreements to avoid any disruption to the management of the Three Funds.

Each Fund’s name, investment objective, investment strategies, policies and procedures will remain the same following the consummation of the Transaction. Importantly, no increase in shareholder fees or expenses from those payable under the Existing Advisory Agreement or the Existing Sub-Advisory Agreement are being proposed under the New Advisory Agreement or the New Sub-Advisory Agreement. You will own the same amount and type of shares as you did immediately prior to the Transaction. The Trust will not bear the costs associated with the Transaction or the Meetings, including the costs of any proxy solicitor.

The Independent Trustees were also advised that, on August 6, 2015, RCS Capital Corporation (“RCS Capital”), the parent of American National Stock Transfer, LLC (“ANST”), the Trust’s transfer agent, and RCS Advisory Services, LLC (the “Administrator”), the Trust’s administrator, and an affiliate of the Fund’s distributor, Realty Capital Securities, LLC (the “Distributor”), announced that it has entered into an agreement with Apollo to sell RCS Capital’s Wholesale Distribution Division, including the Distributor and ANST, and certain related entities, to Apollo. Upon completion of the Transaction, ANST and the Distributor will continue to operate as stand-alone entities within AR Global. The Administrator is not included in the assets which will be transferred to AR Global and will continue to be owned by RCS Capital. Apollo will separately evaluate ANST and seek opportunities to enhance its shareholder relations, including with respect to the shareholders of the Funds.

The sale of RCS Capital's Wholesale Distribution Division does not require approval of the Trust's shareholders.

Information Regarding Apollo

Apollo is a leading global alternative investment manager. Apollo was founded in 1990 and has grown to become one of the largest alternative investment managers in the world. Apollo is led by three managing partners, Leon Black, Joshua Harris and Marc Rowan, who have worked together for more than 25 years and lead a global team of 886 employees, including 331 investment professionals.

Apollo raises, invests and manages funds on behalf of some of the world’s most prominent pension, endowment and sovereign wealth funds, as well as other institutional, high net worth and individual investors. As of June 30, 2015, Apollo had total assets under management (“AUM”) of $163 billion, including of its business segments, approximately $39 billion in private equity, $113 billion in credit and $11 billion in real estate.

Assignment and Automatic Termination of the Existing Advisory Agreements

The Transaction, which are subject to customary closing conditions, is expected to close in 2015. Upon consummation of the Transaction, Apollo will indirectly control the Adviser and BDCA Adviser. The transfer of the Adviser and BDCA Adviser upon consummation of the Transaction will result in an “assignment” of both the Existing Advisory Agreement and the Existing Sub-Advisory Agreement under the 1940 Act, which will terminate the Existing Advisory Agreement and the Existing Sub-Advisory Agreement in accordance with their respective terms and Section 15 of the 1940 Act.

The New Advisory Agreements

Because the Existing Advisory Agreement and the Existing Sub-Advisory Agreement will be automatically terminated upon closing of the Transaction, in order for the Adviser to continue to serve as the investment adviser of the Trust and the Three Funds, and for BDCA Adviser to continue to serve as the sub-adviser for the BDC Income Fund, new investment advisory agreements must be approved in accordance with the 1940 Act. Accordingly, subject to the required approvals under the 1940 Act, the Trust and the Adviser propose to enter into the New Advisory Agreement on behalf of the Trust and each of the Three

Funds. In addition, subject to the required approvals under the 1940 Act, the Trust, the Adviser and BDCA Adviser propose to enter into the New Sub-Advisory Agreement on behalf of the BDC Income Fund. Each of the New Advisory Agreement and the New Sub-Advisory Agreement, if approved, will go into effect upon closing of the Transaction.

The 1940 Act provides that an investment advisory agreement (including a sub-advisory agreement) must be approved by both (i) a majority of an investment company’s trustees that are not “interested persons,” and (ii) “a majority of [the investment company’s] outstanding voting securities,” as such terms are defined under the 1940 Act. At an in-person meeting on September 2, 2015, the Board (including each of the Independent Trustees) approved the New Advisory Agreement and the New Sub-Advisory Agreement. The Board also voted unanimously to recommend that the Trust’s shareholders approve the New Advisory Agreement and the New Sub-Advisory Agreement at the Special Meeting. Because, as previously disclosed to shareholders, the Board voted to liquidate the Dividend and Value Fund, the Board did not approve a new investment advisory agreement on behalf of that Fund and the shareholders of the Dividend and Value Fund are not being asked to vote at the First Meeting.

As further described later in this Proxy Statement, the terms and conditions of the New Advisory Agreement will be identical in all material respects to the Existing Advisory Agreement, and the New Sub-Advisory Agreement will be identical in all material respects to the Existing Sub-Advisory Agreement. This Proxy Statement provides more information below about the New Advisory Agreement and the New Sub-Advisory Agreement, and the Board’s considerations in approving each advisory agreement.

Please note:

•	The management fees under the New Advisory Agreement and the New Sub-Advisory Agreement will remain the same as the management fees under the Existing Advisory Agreement and the Existing Sub-Advisory Agreement, respectively; and
•	The cap on “Other Expenses” for each of the Three Funds will continue until at least August 1, 2016 as described in the Fund’s prospectus and contractually agreed to by the Adviser.

If approved by the shareholders of the Three Funds of the Trust, the New Advisory Agreement and the New Sub-Advisory Agreement will be executed on behalf of the Trust and become effective upon closing of the Transaction. The Board believes it is in the best interests of the Trust, the Three Funds and the shareholders for the New Advisory Agreement and the New Sub-Advisory Agreement to be approved, as they will provide continuity of advisory services to the Three Funds by the Adviser and to the BDC Income Fund by BDCA Adviser.

Costs of the Meetings

All costs associated with the Transaction and the Meetings will be borne by the owners of the Adviser and Apollo. The Adviser and Apollo estimate that the costs of the Meetings will be approximately $30,000, of which approximately $18,000 will be attributable to proxy solicitation.

PROPOSAL 1: TO APPROVE A NEW ADVISORY AGREEMENT BETWEEN THE TRUST AND THE ADVISER ON BEHALF OF THE TRUST AND EACH OF THE THREE FUNDS, TO TAKE EFFECT UPON THE CONSUMMATION OF THE TRANSACTION

Benefits of the Transaction

In evaluating the New Advisory Agreement, the Board requested, received and considered an extensive set of materials regarding the Adviser, Apollo and their respective affiliates. The Board discussed the relationship between the Trust and Apollo as a result of the Transaction, and considered the following potential benefits to the Trust, the Three Funds and the shareholders:

•	Apollo is a leading global alternative investment manager with $163 billion in assets under management. The firm was founded in 1990 and has grown to become one of the largest alternative investment managers in the world.
•	Apollo maintains a value-oriented investment strategy across its three business segments including private equity, credit and real estate, with significant distressed expertise.
•	Apollo is led by three managing partners, Leon Black, Joshua Harris and Marc Rowan, who have worked together for more than 25 years and lead a global team of 886 employees, including 331 investment professionals.
•	Apollo raises, invests and manages funds on behalf pension, endowment and sovereign wealth funds, as well as other institutional, high net worth and individual investors.
•	Apollo’s business segments and investment strategies are as follows:
º	Private Equity
•	Distressed Buyouts, Debt and Other Investments
•	Corporate Carve-outs
•	Opportunistic Buyouts
•	Natural Resources
º	Credit
•	Drawdown Funds
•	Liquid and Performing Funds
•	Permanent Capital Vehicles
º	Real Estate
•	Opportunistic equity investing in real estate assets, portfolios, companies and platforms
•	Commercial real estate debt investments including First Mortgage and Mezzanine Loans and Commercial Mortgage Backed Securities
•	As of June 30, 2015, Apollo had total asset under management (AUM) of $163 billion, including approximately $39 billion in private equity, $113 billion in credit and $11 billion in real estate.

The Board discussed Apollo’s qualifications and considered its philosophy of management, historical performance, and methods of operations, and considered the following potential benefits to the Three Funds and their shareholders:

•	Apollo manages approximately $5 billion of funds registered or otherwise regulated under 1940 Act and has extensive experience and knowledge with the intricacies of managing these vehicles. Among these vehicles, Apollo manages AIC, one of the first externally-managed publicly-listed BDCs.
•	Apollo is familiar with buy-side investment and sell-side analyst communities.

•	As a leading global alternative asset manager, the Apollo platform as a whole interfaces extensively with capital markets and trading desks, which offers opportunities with regard to potential transactions and the ability to gain competitive pricing from underwriters and lenders and access to an array of financing options on preferable terms.
•	Beyond regular-way loan and debt investments, Apollo is often offered access to various strategic activities, including partnerships with leading origination platforms and acquisition opportunities.
•	Apollo’s success as a leading private equity and credit manager strengthens its ability to attract human capital.
•	The Adviser will have access to the accounting, finance, legal and compliance resources of Apollo’s larger platform.
•	Over the longer term, the Adviser believes that the Transaction has the potential to benefit the Three Funds through access to Apollo’s expertise as a leading global alternative investment manager. In addition, Apollo will evaluate and seek opportunities to enhance the Adviser’s investment process, including the ways in which the investment process of Apollo and its investment adviser affiliates may supplement the Adviser’s process.

The Board also considered that the Transaction will not disrupt the management of the Three Funds, as Apollo currently does not plan to change the management or operations of the Trust, the Three Funds or the Adviser, or BDCA Adviser with respect to the BDC Income Fund.

Additional Considerations under the 1940 Act

The Transaction is structured to comply with the conditions imposed under Section 15(f) of the 1940 Act. Section 15(f) provides that when a sale of securities or a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. These conditions are as follows:

1.	During the three (3) year period following the consummation of a transaction, at least 75% of the investment company’s board of trustees must not be “interested persons,” as such term is defined in the 1940 Act, of the investment adviser or predecessor adviser. The Board intends to meet this requirement by appointing a new Independent Trustee after Mr. Weil is elected by the Trust’s shareholders at the Second Meeting.
2.	An “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any of its applicable express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two (2) year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). The Adviser and Apollo will conduct, and use their reasonable best efforts to cause their respective affiliates to conduct, relevant aspects of their respective businesses in compliance with this condition of Section 15(f). This includes refraining from proposing any increase in the investment advisory fees paid by the Trust to the Adviser.

Costs of the Meetings

All costs associated with the Transaction and the Meetings will be borne by the owners of the Adviser and Apollo. The Adviser and Apollo estimate that the costs of the Meetings will be approximately $30,000, of which approximately $18,000 will be attributable to proxy solicitation.

Summary of the Terms of the Existing Advisory Agreement and New Advisory Agreement

A copy of the New Advisory Agreement is attached to this Proxy Statement as Appendix A. The following description of the terms of the New Advisory Agreement is only a summary. You should refer to

Appendix A for the New Advisory Agreement, and the description of the New Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Appendix A.

The Adviser has served as investment adviser to the Three Funds since each of the Three Funds commenced operations pursuant to the terms of the Existing Advisory Agreement and Appendix A thereto, which has been amended from time to time. If the New Advisory Agreement is approved by the shareholders at the First Meeting, the Adviser will continue to provide services pursuant to the terms of the New Advisory Agreement. The terms and conditions of the New Advisory Agreement are identical in all material respects to the Existing Advisory Agreement. Following approval by the shareholders of the Three Funds of the Trust in the manner required by the 1940 Act, the New Advisory Agreement will be entered into immediately following the closing of the Transaction. The New Advisory Agreement will remain in effect for a period of two (2) years from the date it is signed, unless sooner terminated. After the initial two (2) year period, continuation of the New Advisory Agreement from year-to-year is subject to annual approval by the Board, including by at least a majority of the Independent Trustees.

Provided below is a comparison of the terms of the Existing Advisory Agreement and the New Advisory Agreement.

Advisory and Other Services.  Under each of the Existing Advisory Agreement and the New Advisory Agreement, the Adviser serves as the investment adviser to each of the Three Funds, subject to the supervision of the Board. The Adviser’s responsibilities have included and will include, among others: (i) providing directly, or to arrange through third-parties, management and investment advisory services to the Trust necessary for the proper management of the assets of each of the Three Funds; (ii) supervising and overseeing all custody, transfer agency, dividend disbursing, legal, accounting and administrative services by third-parties that have contracted with the Trust to provide such services; (iii) performing various business and administrative functions; (iv) selecting broker-dealers for placing of purchase and sale orders with respect to the Three Funds’ investments; and (iv) all other actions the Adviser considers necessary to implement the investment strategies of each of the Three Funds. The Adviser’s services under the Existing Advisory Agreement and the New Advisory Agreement are and will be non-exclusive, and the Adviser is and will be free to furnish similar services to other entities as long as its services to the Trust are not impaired.

Management Fees.  As reflected in the table below, the management fees for each of the Three Funds under the New Advisory Agreement will be calculated in a manner identical to that of the Existing Advisory Agreement. In addition, to avoid the imposition of an “unfair burden” on the Trust in accordance with the 1940 Act, the Adviser will not increase advisory fees under the New Advisory Agreement for at least two (2) years following the consummation of the Transaction.

	Management Fee (Annual Fee as a Percentage of the Fund’s Average Daily Net Assets)
Fund	Existing Advisory Agreement	New Advisory Agreement
BDC Income Fund	0.90%	0.90%
Global Real Estate Income Fund	0.90%	0.90%
Real Estate Income Fund	0.80%	0.80%

Expenses.  As reflected in the table below, the Adviser has agreed to limit each of the Three Funds’ expenses in a manner identical to that of the Existing Advisory Agreement. Moreover, the expense cap for each of the Three Funds on “Other Expenses” (as described in each of the Three Funds’ prospectuses) to which the Adviser contractually agreed under an Expense Limitation Agreement through at least August 1, 2016 will remain in place until at least that date.

	Expense Cap on “Other Expenses” (As a Percentage of the Fund’s Average Daily Net Assets)
Fund	Existing Advisory Agreement	New Advisory Agreement
BDC Income Fund	0.35%	0.35%
Global Real Estate Income Fund	0.35%	0.35%
Real Estate Income Fund	0.35%	0.35%

Also, under the New Advisory Agreement, similar to the Existing Advisory Agreement, all personnel of the Adviser, when and to the extent engaged in providing investment advisory services to the Trust, and the compensation and expenses of such personnel allocable to such services, will be provided and paid for by the Adviser or affiliates thereof, and not by the Trust. The Trust is and will be responsible for all other costs and expenses of its operations and transactions, including (without limitation) those relating to: calculating the Three Funds’ net asset values; investment advisory fees; fees payable to third-party service provides (except sub-advisers to which the Adviser has delegated portfolio management responsibilities); federal and state registration fees; federal, state and local taxes; fees payable and expenses attributable to the Independent Trustees; costs of proxy statements (except the costs of this Proxy Statement and solicitors), shareholders’ reports and notices; fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums; and direct costs such as printing, mailing, long distance telephone, staff, independent audits and outside legal costs and all other expenses incurred by the Trust in connecting with administering the Trust’s business. Expenses borne by the Trust are ultimately borne by the Trust’s shareholders.

Term, Continuance and Termination.  Similar to the Existing Advisory Agreement, the New Advisory Agreement will remain in force for two (2) years from the date on which it becomes effective, and thereafter from year to year, subject to approval by the Board, including a majority of the Independent Trustees, or a vote of a majority of the outstanding voting securities of the Trust. Like the Existing Advisory Agreement, the New Advisory Agreement may be terminated at any time, without the payment of any penalty, by the action of the Board or by a vote of a majority of the Trust’s outstanding voting securities on 60 days’ written notice to the Adviser, or by the Adviser at any time, without the payment of any penalty, on 60 days’ written notice to the Trust.

Limited Liability of the Adviser.  Each of the Existing Advisory Agreement and the New Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or any act or omission in the management of the Trust absent willful misfeasance, bad faith or gross negligence in the performance of its respective duties or by reason of the reckless disregard of their respective duties and obligations, or a breach of fiduciary duty to the extent specified in Section 36(b) of the 1940 Act.

Board Consideration of the Approval of the New Advisory Agreement

On September 2, 2015, the Board, including each of the Independent Trustees, met and discussed the Transaction and its possible effect on the Trust, the Three Funds and shareholders, and evaluated the New Advisory Agreement. Representatives of the Adviser and Apollo were present to answer questions from the Board. The Board, including a majority of Independent Trustees, approved the New Advisory Agreement at the meeting.

In evaluating the New Advisory Agreement, the Board reviewed materials relevant to its decision that were furnished separately by the Adviser, Apollo and their affiliates. Those materials included information regarding the Adviser, Apollo and their affiliates, including the Adviser’s and Apollo’s financial conditions. The materials also included information regarding the Adviser’s personnel, management philosophy, historical performance and operations as such information relates to the Trust and the Three Funds, and any changes Apollo intends to make thereto. Apollo indicated that it currently does not intend to make any such changes to the Adviser.

At the meeting, the Adviser and Apollo discussed their belief that, as a consequence of the Transaction, the operations of the Adviser and its ability to provide advisory services to the Trust would not be adversely affected and would likely be enhanced by the resources of Apollo. The Board considered the terms of the

Transaction, as well as the potential benefits to the Trust, including, among other things, the Adviser’s ability to leverage Apollo’s investment professionals and infrastructure.

In approving the New Advisory Agreement, the Board, including all of the Independent Trustees, considered the following matters and reached the following conclusions:

•	Nature, Extent and Quality of Investment Advisory Services. The Board, including the Independent Trustees, considered the nature, extent and quality of the investment advisory services to be provided by the Adviser to the Trust and each of the Three Funds after the closing of the Transaction. The Board reviewed the expected resources of the Adviser and the composition, education and experience of the Adviser’s investment professionals. The Board also considered that the Adviser expects to enter into a sub-advisory agreement with BDCA Adviser on behalf of the BDC Income Fund. The Board concluded that the nature, quality and extent of the services to be provided to the Trust and the Three Funds by the Adviser after the closing of the Transaction are appropriate and that the Trust and the Three Funds are likely to benefit from the provision of these services.
•	Investment Performance. The Board reviewed the Three Funds’ historical investment performance and compared the Three Funds’ prior performance with the performance of comparable mutual funds. The Board concluded that, although past performance is not necessarily indicative of future results, the performance record of the Three Funds was an important factor in their evaluation of the quality of services expected to be provided by the Adviser under the New Advisory Agreement.
•	Comparison of Similar Mutual Funds. The Board considered comparative data based on publicly-available information with respect to services rendered and the advisory fees paid to investment advisers of other mutual funds with similar investment objectives. The Board reviewed questionnaires completed, and materials provided in connection therewith, by the Adviser. In light of this comparative data, the Board considered the Three Funds’ operating expenses and expense ratios compared to other mutual funds. Based upon its review, the Board concluded that the management fees to be paid under the New Advisory Agreement are reasonable.
•	Profitability of Investment Adviser. The Board reviewed information on the expected profitability of the Adviser in serving as the Trust’s investment adviser. The Board was informed that the Adviser was not currently making a profit from managing the Three Funds given the low asset levels of the Three Funds. The Board also took into account the expense limitation agreement, pursuant to which the Adviser had agreed to limit the “Other Expenses” charged to each of the Three Funds. The Board, including the Independent Trustees, determined that the fees expected to be charged for the services to be provided under the New Advisory Agreement were reasonable and in the best interest of the Trust and its shareholders.
•	Costs of the Services Provided to the Trust by the Adviser. The Board considered comparative data based on publicly available information with respect to services rendered and the advisory fee paid to investment advisers of other mutual funds with similar investment objectives. The Board reviewed questionnaires completed, and materials provided in connection therewith, by the Adviser and Apollo. In light of this comparative data, the Board considered the Three Funds’ operating expenses and expense ratios compared to such other mutual funds.
•	The Extent to which Economies of Scale would be Realized as the Funds Grow and Whether Fee Levels Reflect these Economies of Scale for the Benefit of Shareholders. The Board also considered possible economies of scale that the Adviser could achieve in its management of the Three Funds. The Board determined that, given the current asset levels of the Three Funds, any discussions regarding economies of scale were premature.
•	Additional Benefits Derived by Investment Adviser and Apollo. The Independent Trustees also considered benefits that accrue to the Adviser and Apollo from the Adviser’s relationship with the Trust. Based on their evaluation of the information referred to above and other information, the

Independent Trustees determined that the overall arrangements between the Trust and the Adviser were fair and reasonable in light of the nature, extent and quality of the services expected to be provided by the Adviser upon completion of the Transaction.

The Independent Trustees consulted in executive session with the Trust’s legal counsel regarding the approval of the New Advisory Agreement. Based on the information reviewed and discussions held with respect to each of the foregoing items, the Board, including all of the Independent Trustees, concluded in light of all of the Trust’s surrounding circumstances that the compensation payable to the Adviser was reasonable in relation to the services to be provided by the Adviser to the Trust.

After these deliberations, the Board, including a majority of the Independent Trustees, approved the New Advisory Agreement between the Adviser and the Trust as in the best interests of the Trust, the Three Funds and the shareholders. The Board then directed that the New Advisory Agreement be submitted to the Trust’s shareholders for approval with the Board’s recommendation that shareholders vote to approve the New Advisory Agreement.

The Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board may have given different weights to different factors.

Required Vote

Pursuant to the 1940 Act, approval of this Proposal requires the affirmative vote by a majority of the outstanding shares of each of the Three Funds. A majority of the outstanding shares of a Fund means the vote of the holders of the lesser of (a) 67% or more of the Fund’s shares present at the First Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the Fund, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the Record Date) represented by full and fractional shares of all of the Fund’s outstanding classes of shares.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NEW ADVISORY AGREEMENT BETWEEN THE TRUST AND ADVISER, TO TAKE EFFECT UPON THE CONSUMMATION OF THE TRANSACTION.

PROPOSAL 2: TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN THE TRUST, THE ADVISER AND BDCA ADVISER ON BEHALF OF THE BDC INCOME FUND, TO TAKE EFFECT UPON THE CONSUMMATION OF THE TRANSACTION

Benefits of the Transaction

In evaluating the New Sub-Advisory Agreement, the Board requested an extensive set of materials regarding the BDCA Adviser, Apollo and their respective affiliates. The Board discussed the relationship between the Trust, BDCA Adviser and Apollo as a result of the Transaction, and considered the following potential benefits to the Trust, the BDC Income Fund and the shareholders:

•	Apollo is a leading global alternative investment manager with $163 billion in assets under management. The firm was founded in 1990 and has grown to become one of the largest alternative investment managers in the world.
•	Apollo maintains a value-oriented investment strategy across its three business segments including private equity, credit and real estate, with significant distressed expertise.
•	Apollo is led by three managing partners, Leon Black, Joshua Harris and Marc Rowan, who have worked together for more than 25 years and lead a global team of 886 employees, including 331 investment professionals.
•	Apollo raises, invests and manages funds on behalf pension, endowment and sovereign wealth funds, as well as other institutional, high net worth and individual investors.
•	Apollo’s business segments and investment strategies are as follows:
º	Private Equity
•	Distressed Buyouts, Debt and Other Investments
•	Corporate Carve-outs
•	Opportunistic Buyouts
•	Natural Resources
º	Credit
•	Drawdown Funds
•	Liquid and Performing Funds
•	Permanent Capital Vehicles
º	Real Estate
•	Opportunistic equity investing in real estate assets, portfolios, companies and platforms
•	Commercial real estate debt investments including First Mortgage and Mezzanine Loans and Commercial Mortgage Backed Securities
•	As of June 30, 2015, Apollo had total asset under management (AUM) of $163 billion, including approximately $39 billion in private equity, $113 billion in credit and $11 billion in real estate.

The Board discussed Apollo’s qualifications and considered its philosophy of management, historical performance, and methods of operations, and considered the following potential benefits to the BDC Income Fund and its shareholders:

•	Apollo manages approximately $5 billion of funds registered or otherwise regulated under 1940 Act and has extensive experience and knowledge with the intricacies of managing these vehicles. Among these vehicles, Apollo manages AIC, one of the first externally-managed publicly-listed BDCs.
•	Apollo is familiar with buy-side investment and sell-side analyst communities.

•	As a leading global alternative asset manager, the Apollo platform as a whole interfaces extensively with capital markets and trading desks, which offers opportunities with regard to potential transactions and the ability to gain competitive pricing from underwriters and lenders and access to an array of financing options on preferable terms.
•	Beyond regular-way loan and debt investments, Apollo is often offered access to various strategic activities, including partnerships with leading origination platforms and acquisition opportunities.
•	Apollo’s success as a leading private equity and credit manager strengthens its ability to attract human capital.
•	BDCA Adviser will have access to the accounting, finance, legal and compliance resources of Apollo’s larger platform.
•	Over the longer term, the Adviser believes that the Transaction has the potential to benefit the BDC Income Fund through access to Apollo’s expertise as a leading global alternative investment manager. In addition, Apollo will evaluate and seek opportunities to enhance BDCA Adviser’s investment process, including the ways in which the investment process of Apollo and its investment adviser affiliates may supplement BDCA Adviser’s process.

The Board also considered that the Transaction will not disrupt the management of the BDC Income Fund, as Apollo currently does not plan to change the management or operations of the Trust, the Adviser or BDCA Adviser with respect to the BDC Income Fund.

Additional Considerations under the 1940 Act

The Transaction is structured to comply with the conditions imposed under Section 15(f) of the 1940 Act. Section 15(f) provides that when a sale of securities or a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. These conditions are as follows:

1.	During the three (3) year period following the consummation of a transaction, at least 75% of the investment company’s board of trustees must not be “interested persons,” as such term is defined in the 1940 Act, of the investment adviser or predecessor adviser. The Board intends to meet this requirement by appointing a new Independent Trustee after Mr. Weil is elected by the Trust’s shareholders at the Second Meeting.
2.	An “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any of its applicable express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two (2) year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of such an adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for the investment company). BDCA Adviser and Apollo will conduct, and use their reasonable best efforts to cause their respective affiliates to conduct, relevant aspects of their respective businesses in compliance this condition of Section 15(f). BDCA Adviser and Apollo will comply with this condition by not increasing sub-advisory fees paid by the Adviser to BDCA Adviser.

Summary of the Terms of the Existing Sub-Advisory Agreement and New Sub-Advisory Agreement

A copy of the New Sub-Advisory Agreement is attached to this Proxy Statement as Appendix B. The following description of the terms of the New Sub-Advisory Agreement is only a summary. You should refer to Appendix B for the New Sub-Advisory Agreement, and the description of the New Sub-Advisory Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Appendix B.

BDCA Adviser has served as investment sub-adviser to the BDC Income Fund since it commenced operations pursuant to the terms of the Existing Sub-Advisory Agreement. If the New Sub-Advisory Agreement is approved by the shareholders of the BDC Income Fund at the First Meeting, BDCA Adviser will continue to provide services pursuant to the terms of the New Sub-Advisory Agreement. The terms and conditions of the New Sub-Advisory Agreement are identical in all material respects to the Existing Sub-Advisory Agreement. Following approval by the shareholders of the BDC Income Fund in the manner required by the 1940 Act, the New Sub-Advisory Agreement will be entered into immediately following the closing of the Transaction. The New Sub-Advisory Agreement will remain in effect for a period of two (2) years from the date it is signed, unless sooner terminated. After the initial two (2) year period, continuation of the New Sub-Advisory Agreement from year-to-year is subject to annual approval by the Board, including by at least a majority of the Independent Trustees.

Advisory and Other Services.  Under each of the Existing Sub-Advisory Agreement and New Sub-Advisory Agreement, BDCA Adviser serves as the investment sub-adviser to the BDC Income Fund, subject to the supervision of the Adviser and the Board. BDCA Adviser’s responsibilities have included and will include, among others: (i) furnishing an investment program for the BDC Income Fund; (ii) determining the securities and other investments of the BDC Income Fund to be purchased or sold or exchanged; (iii) performing various business and administrative functions; (iv) selecting broker-dealers for placing of purchase and sale orders with respect to the BDC Income Fund’s investments; and (v) taking all actions it considers necessary to implement the investment policies of the BDC Income Fund. BDCA Adviser’s services under the Existing Sub-Advisory Agreement and New Sub-Advisory Agreement are and will be non-exclusive, and BDCA Adviser is and will be free to furnish similar services to other entities as long as its services to the Trust are not impaired.

Management Fees.  As reflected in the table below, the management fees for paid to BDCA Adviser under the New Advisory Agreement will be calculated in a manner identical to that of the Existing Advisory Agreement. In addition, to avoid the imposition of an “unfair burden” on the Trust in accordance with the 1940 Act, sub-advisory fees under the New Sub-Advisory Agreement will not increase for at least two (2) years following the consummation of the Transaction.

	Sub-Advisory Fee (Annual Fee as a Percentage of the Fund’s Average Daily Net Assets)
Fund	Existing Sub-Advisory Agreement	New Sub-Advisory Agreement
BDC Income Fund	0.75%	0.75%

Term, Continuance and Termination.  Similar to the Existing Sub-Advisory Agreement, the New Sub-Advisory Agreement will remain in force for two (2) years from the date on which it becomes effective, and thereafter from year to year, subject to approval by the Board, including a majority of the Independent Trustees, or a vote of a majority of the outstanding voting securities of the BDC Income Fund. Like the Existing Sub-Advisory Agreement, the New Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the action of the Board or by a vote of a majority of the BDC Income Fund’s outstanding voting securities on 60 days’ written notice to the Adviser and BDCA Adviser, or by BDCA Adviser at any time, without the payment of any penalty, on 60 days’ written notice to the Adviser and the Trust.

Limited Liability of Sub-Adviser.  Each of the Existing Sub-Advisory Agreement and the New Sub-Advisory Agreement provides that BDCA Adviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or any act or omission in the management of the BDC Income Fund absent willful misfeasance, bad faith or gross negligence in the performance of its respective duties or by reason of the reckless disregard of their respective duties and obligations, or a breach of fiduciary duty to the extent specified in Section 36(b) of the 1940 Act.

Board Consideration of the Approval of the New Sub-Advisory Agreement

On September 2, 2015, the Board, including each of the Independent Trustees, met and discussed the Transaction and its possible effect on the Trust, the BDC Income Fund and shareholders, and evaluated the New Sub-Advisory Agreement. Representatives of the Adviser, BDCA Adviser and Apollo were present to answer questions from the Board. The Board, including a majority of Independent Trustees, approved the New Sub-Advisory Agreement at the meeting.

In evaluating the New Sub-Advisory Agreement, the Board reviewed materials relevant to its decision that were furnished separately by the Adviser, BDCA Adviser, Apollo and their affiliates. Those materials included information regarding the Adviser, BDCA Adviser, Apollo and their affiliates, including BDCA Adviser’s and Apollo’s financial conditions. The materials also included information regarding BDCA Adviser’s personnel, management philosophy, historical performance and operations as such information relates to the Trust and the BDC Income Fund, and any changes Apollo intends to make thereto. Apollo indicated that it does not currently intend to make any such changes to BDCA Adviser that will affect the BDC Income Fund.

At the meeting, the Adviser, BDCA Adviser and Apollo discussed their belief that, as a consequence of the Transaction, the operations of BDCA Adviser and its ability to provide advisory services to the Trust would not be adversely affected and would likely be enhanced by the resources of Apollo. The Board considered the terms of the Transaction, as well as the potential benefits to the Trust, including, among other things, BDCA Adviser’s ability to leverage Apollo’s investment professionals and infrastructure.

In approving the New Sub-Advisory Agreement, the Board, including all of the Independent Trustees, considered the following matters and reached the following conclusions:

•	Nature, Extent and Quality of Investment Advisory Services. The Board, including the Independent Trustees, considered the nature, extent and quality of the investment advisory services to be provided by BDCA Adviser to the BDC Income Fund after the closing of the Transaction. The Board reviewed the expected resources of BDCA Adviser and the composition, education and experience of BDCA Adviser’s investment professionals. The Board concluded that the nature, quality and extent of the services to be provided to the Trust and the BDC Income Fund by BDCA Adviser after the closing of the Transaction are appropriate and that the Trust and the BDC Income Fund are likely to benefit from the provision of these services.
•	Investment Performance. The Board reviewed the BDC Income Fund’s historical investment performance and compared its prior performance to various benchmarks. The Board concluded that, although past performance is not necessarily indicative of future results, the performance record of the BDC Income Fund was an important factor in their evaluation of the quality of services expected to be provided by BDCA Adviser under the New Sub-Advisory Agreement.
•	Profitability of Investment Sub-Adviser. The Board reviewed information on the expected profitability of BDCA Adviser in serving as the BDC Income Fund’s investment sub-adviser. The Board concluded that the expected profitability of BDCA Adviser in relation to the services rendered was not unreasonable and that the financial condition of BDCA Adviser was sound. It also concluded that the sub-advisory fees and other compensation payable under the New Sub-Advisory Agreement were reasonable in relation to the nature, extent and quality of the services provided. The Board, including the Independent Trustees, determined that the fees expected to be charged for the services to be provided under the New Sub-Advisory Agreement were reasonable and in the best interest of the Trust, the BDC Income Fund and its shareholders.
•	The Extent to which Economies of Scale would be Realized as the BDC Income Fund Grows and Whether Fee Levels Reflect these Economies of Scale for the Benefit of Shareholders. The Board also considered possible economies of scale that BDCA Adviser could achieve in its management of the BDC Income Fund. The Board determined that, given the current asset levels of the Fund, any discussions regarding economies of scale were premature.

•	Additional Benefits Derived by Investment Sub-Adviser. The Independent Trustees also considered benefits that accrue to BDCA Adviser from its relationship with the Trust. Based on their evaluation of the information referred to above and other information, the Independent Trustees determined that the overall arrangements between the Trust and BDCA Adviser were fair and reasonable in light of the nature, extent and quality of the services expected to be provided by BDCA Adviser upon completion of the Transaction.

The Independent Trustees had the opportunity to consult in executive session with the Trust’s legal counsel regarding the approval of the New Sub-Advisory Agreement. Based on the information reviewed and discussions held with respect to each of the foregoing items, the Board, including all of the Independent Trustees, concluded in light of all of the Trust’s surrounding circumstances that the compensation payable to BDCA Adviser was reasonable in relation to the services to be provided by BDCA Adviser to the Trust and the BDC Income Fund.

After these deliberations, the Board, including a majority of the Independent Trustees, approved the New Sub-Advisory Agreement between the Trust, the Adviser and BDCA Adviser as in the best interests of the Trust, the BDC Income Fund and shareholders. The Board then directed that the New Sub-Advisory Agreement be submitted to the BDC Income Fund’s shareholders for approval with the Board’s recommendation that shareholders vote to approve the New Sub-Advisory Agreement.

The Board did not assign relative weights to the above factors or the other factors considered by it. Individual members of the Board may have given different weights to different factors.

Required Vote

Pursuant to the 1940 Act, approval of this Proposal requires the affirmative vote by a majority of the outstanding shares of the BDC Income Fund. A majority of the outstanding shares of the BDC Income Fund means the vote of the holders of the lesser of (a) 67% or more of the BDC Income Fund’s shares present at the First Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of the BDC Income Fund, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the Record Date) represented by full and fractional shares of all of the BDC Income Fund’s outstanding classes of shares.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NEW SUB-ADVISORY AGREEMENT BETWEEN THE TRUST, THE ADVISER AND BDCA ADVISER ON BEHALF OF THE TRUST AND THE BDC INCOME FUND, TO TAKE EFFECT UPON THE CONSUMMATION OF TRANSACTION.

PROPOSAL 3: ELECTION OF EDWARD M. WEIL, JR. TO THE BOARD OF TRUSTEES

Background Information

At a meeting of the Board on September 2, 2015, John H. Grady resigned as Trustee, Chairman of the Board, and President of the Trust. To fill the vacant seat, the Board appointed Edward M. Weil, Jr. to serve as Trustee and Chairman of the Board, as well as President of the Trust. The Board also approved the nomination of Mr. Weil for election to the Board by the Trust’s shareholders.

The Board was permitted to appoint Mr. Weil as a Trustee without a shareholder vote because, in accordance with the 1940 Act, at least two-thirds of the Board following Mr. Weil’s appointment was elected by the Trust’s shareholders. Nonetheless, the Trust’s shareholders are being asked to elect Mr. Weil to the Board to preserve the Board’s ability to appoint new Trustees in the future without the expense of conducting additional shareholder meetings. In addition, Mr. Weil’s election will facilitate the Trust’s ability to satisfy certain conditions of the 1940 Act in connection with the Transaction.

The Board recommends that you vote in favor of Mr. Weil’s election. The Board knows of no reason why Mr. Weil would be unable or unwilling to continue to serve as Trustee if elected (or if not elected). Should Mr. Weil become unable or unwilling to continue to serve as Trustee, the Board will take action to fill the vacancy created on the Board. However, neither the Board nor management has any reason to believe that Mr. Weil will be unavailable.

Shares represented by duly executed and timely proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted “FOR” the election of Mr. Weil.

The Board of Trustees Generally

The Board is presently comprised of three Trustees: Messrs. Weil, Froehlich and Michelson. Mr. Weil is considered to be an “interested person” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act (an “Interested Trustee”) because he is an employee of the parent company of the Adviser. Messrs. Froehlich and Michelson are Independent Trustees.

The Board oversees the management of the business and affairs of the Trust and the Funds in accordance with the laws of the State of Delaware and the 1940 Act. During the most recently completed fiscal year, the Board met 5 times.

The Board has one standing committee: the Audit Committee. The Audit Committee is comprised of the Independent Trustees.

Information about the Nominees

Below is information about Mr. Weil and the attributes that qualify him to serve as Trustee. The information provided below is not all-inclusive. Many attributes involve intangible elements, such as intelligence, work ethic and the willingness to work together, as well as the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems and develop solutions. The Board does not believe any one factor is determinative in assessing a Trustee’s qualifications, but that the experiences of Mr. Weil make him highly qualified to serve on the Board.

Edward M. Weil, Jr.  Mr. Weil has served as Trustee, Chairman of the Board and President of the Trust since September 2015. The Board believes that Mr. Weil’s current and previous substantial business experience, as well as his experience as an executive officer and director of other investment vehicles, make him well qualified to serve on the Board.

Additional information about Mr. Weil is set forth in the following table:

Address and Year of Birth	Position(s) Held and Length(s) of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
c/o 405 Park Avenue 14th Floor New York, NY 10022 Year of birth: 1967	Trustee and Chairman since 2015; President since 2015	Chairman, Trustee, President and Treasurer of American Real Estate Income Fund (“AREIF”) since September 2015; Chief Executive Officer of RCS Capital Corporation since September 2014; President of RCS Capital Corporation from February 2013 until September 2014; President, Treasurer and Secretary of RCS Capital Management, LLC (“RCS Capital Management”) since April 2013; executive officer of American Realty Capital Trust, Inc. (“ARCT”), the ARCT advisor and the ARCT property manager from August 2007 until March 2012; executive officer of New York REIT, Inc. (“NYRT”), the NYRT advisor and the NYRT property manager since October 2009 until November 2014; Executive Vice President and Secretary of the Phillips Edison – ARC Shopping Center REIT, Inc. (“PE-ARC”) since December 2009; executive officer of American Realty Capital – Retail Centers of America, Inc. (“ARC RCA”) and the ARC RCA advisor since July 2010 and May 2010, respectively; executive officer of American Realty Capital Healthcare Trust, Inc. (“HTC”), the HTC advisor and the HTC property manager from August 2010 through February 2014; executive officer of ARCT III, the ARCT III advisor and the ARCT III property manager from October 2010 until February 2013; Executive President and Secretary of the Business Development Corporation of America (“BDCA”) advisor since June 2010; Treasurer and	4	AREIF since September 2015; RCS Capital Corporation since February 2013; American Realty Capital Trust III, Inc. (“ARCT III”) since February 2012; ARCP from March 2012 until June 2014; GNL, the GNL advisor and the GNL property manager since their respective formations in July 2011, July 2011 and January 2012; ARCT IV since January 2013; American Realty Capital Hospitality Trust, Inc. (“HOSP”) from August 2013 to November 2014.

Address and Year of Birth	Position(s) Held and Length(s) of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Secretary of American Realty Capital New York City REIT, Inc. (“ARC NYCR”), the ARC NYCR advisor and the ARC NYCR property manager since April 2014; Chief Operating Officer of ARC NYCR, the ARC NYCR advisor and the ARC NYCR property manager since December 2013; executive officer of ARCP from November 2013 until June 2014; executive officer of American Realty Capital Global Trust, Inc. (“GNL”), the GNL advisor and the GNL property manager since July 2011, July 2011 and January 2012, respectively; President, Chief Operating Officer, Treasurer and Secretary of American Realty Capital Trust IV, Inc. (“ARCT IV”), the ARCT IV advisor and the ARCT IV property manager since February 2012; President, Chief Operating Officer, Treasurer and Secretary of American Realty Capital Healthcare Trust II, Inc. (“HTI”), the HTI advisor and the HTI property manager since October 2012; President, Treasurer and Secretary of ARC Realty Finance Trust, Inc. (“ARC RFT”) and the ARC RFT advisor from November 2012 until January 2013; President, Chief Operating Officer, Treasurer and Secretary of Phillips Edison – ARC Grocery Center REIT II, Inc. (“PE-ARC II”) advisor since July 2013.

Information about Other Trustees and Officers

The following table provides information regarding the other Trustees and the officers of the Trust:

Name, Address and Year of Birth	Position(s) Held and Length(s) of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Trustees
Dr. Robert J. Froehlich c/o 405 Park Avenue 14th Floor New York, NY 10022 Year of birth: 1953	Lead Independent Trustee and Trustee since 2013	Retired. Chairman, Chief Executive Officer, President and Owner Kane County Cougars Professional Baseball Team from January 2013 to present; Executive Vice President and Chief Investment Strategist, The Hartford Mutual Funds from 2009 until retirement in 2012; Vice Chairman, Deutsche Asset Management from 2002 to 2009.	4	American Realty Capital Finance Trust, Inc. from January 2013 to present; KC Concessions, Inc. from January 2013 to present; American Realty Capital Daily Net Asset Value Trust, Inc. from November 2012 to present (a publicly registered, non-traded real estate investment program); Davidson Investment Advisors from July 2009 to present; American Sports Enterprise, Inc. from January 2013 to present; AR Capital Acquisition Corp. from 2014 to present; Ozzie’s Outreach Foundation, Inc. from 2014 to present; Internet Connectivity Group, Inc. from 2014 to present; Midwest League of Professional Baseball Clubs, Inc. (St. Petersburg, Florida) from 2014 to present; Highland Funds and NexPoint Credit Strategies Fund from 2013 to present; NexPoint Capital Inc. from 2014 to present.

Name, Address and Year of Birth	Position(s) Held and Length(s) of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Leslie D. Michelson c/o 405 Park Avenue 14th Floor New York, NY 10022 Year of birth: 1951	Trustee since 2013	Chairman & Chief Executive Officer, Private Health Management (healthcare company) from April 2007 to present	4	American Realty Capital Properties, Inc. from October 2012 to April 2015; American Realty Capital Healthcare Trust, Inc. from January 2011 to July 2012, lead independent director from July 2012 to January 2015; Business Development Corporation of America from January 2011 to present; Business Development Corporation of America II from August 2014 to present; BDCA Venture, Inc. from June 2014 to present; Molecular Insight Pharmaceuticals, Inc. from November 2011 to January 2013 (a biotechnology company); American Realty Capital – Retail Centers of America, Inc. from March 2012 to October 2012; American Realty Capital New York Recovery REIT, Inc. from October 2009 to August 2011; American Realty Capital Trust, Inc. from January 2008 to July 2012, lead independent director from July 2012 to January 2013; American Realty Capital Daily Net Asset Value Trust, Inc. from August 2011 to February 2012; Asset Value Trust, Inc. from August 2011 to February 2012; ARC Realty Finance Trust, Inc. from January 2013 to November 2014; Landmark Imaging from 2007 to 2010
(privately-held diagnostic imaging and treatment company); ALS-TDI from June 2004 to present (also

Name, Address and Year of Birth	Position(s) Held and Length(s) of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
vice chairman for a portion; philanthropy dedicated to curing Lou Gehrig’s disease); Druggability Technologies Holdings Ltd. from April 2013 to present (a biotechnology company); Prostate Cancer Foundation from January 2002 to April 2013.
Officers
Nicholas Radesca 405 Park Avenue 14th Floor New York, NY 10022 Year of birth: 1965	Executive Vice President since 2013	Executive Vice President and Chief Financial Officer, National Fund Advisors, LLC from December 2013 to present; Chief Financial Officer and Treasurer, Business Development Corporation of America from February 2013 to present; Chief Financial Officer and Treasurer, BDCA Adviser, LLC from February 2013 to present; Chief Financial Officer, American Realty Capital Daily Net Asset Value Trust, Inc. (ARC DNAV), ARC DNAV advisor and ARC DNAV property manager from January 2014 to present; Treasurer, ARC DNAV, ARC DNAV advisor and ARC DNAV property manager from November 2014 to present; Secretary, ARC DNAV, ARC DNAV advisor and ARC DNAV property manager from December 2014 to present; Chief Financial Officer, American Realty Capital Trust V, Inc. (ARCT V) from January 2014 to May 2015; Treasurer and Secretary, ARCT V from December 2014 to May 2015; Chief Financial Officer, ARCT V advisor and ARCT V property manager from January 2014 to May 2015; Treasurer and Secretary, ARCT V advisor and ARCT V property manager from December 2014 to May 2015; Chief Financial Officer, New York REIT, Inc. from February 2014 to March 2014;	N/A	N/A

Name, Address and Year of Birth	Position(s) Held and Length(s) of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Chief Financial Officer and Treasurer, ARC Realty Finance Trust, Inc. (RFT) and RFT advisor from January 2013 to present; Secretary, RFT and RFT advisor from November 2014 to present; Chief Financial Officer and Treasurer, American Energy Capital Partners – Energy Recover Program, LP’s general partner from October 2013 to present; Interim Chief Financial Officer for certain non-traded investment programs sponsored or advised by an affiliate of National Fund Advisors, LLC from February 2014 to Aril 2014; Chief Financial Officer, Solar Capital, LLC from March 2008 to February 2010 when Solar Capital, LLC merged with Solar Capital Ltd.; Chief Financial Officer and Secretary, Solar Capital Ltd. from March 2008 and October 2009, respectively, to May 2012; Chief Financial Officer and Secretary, Solar Senior Capital from December 2010 to May 2012.
Christopher Pike 405 Park Avenue 14th Floor New York, NY 10022 Year of birth: 1968	Vice President since 2013	Vice President and Chief Investment Officer, National Fund Advisors, LLC from May 2012 to present; Director of Investment Research, American Realty Capital and Realty Capital Securities from August 2011 to May 2012; Equity Research Analyst, Fagenson & Company, Inc. from December 2009 to August 2011; Equity Research Analyst, Merrill Lynch from March 2006 to December 2008.	N/A	N/A
Gerard Scarpati Brandywine Two 5 Christy Drive Suite 209 Chadds Ford, PA 19317 Year of birth: 1955	Treasurer and Chief Financial Officer since 2013	Compliance Director, Vigilant Compliance, LLC (an investment management services company) from 2010 to present; Independent Compliance Consultant from 2009 to 2010.	N/A	N/A

Name, Address and Year of Birth	Position(s) Held and Length(s) of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Robert Amweg Brandywine Two 5 Christy Drive Suite 209 Chadds Ford, PA 19317 Year of birth: 1953	Chief Compliance Officer since 2013	Compliance Director, Vigilant Compliance, LLC (an investment management services company) from August 2013 to present; Consultant to the financial services industry from September 2012 to present; and Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP from February 2007 to August 2012.	N/A	N/A
Natalya Zelensky 405 Park Avenue 14th Floor New York, NY 10022 Year of birth: 1985	Secretary since 2015, Assistant Secretary from 2014 to 2015	Assistant General Counsel, RCS Capital from July 2014 to present; Associate, Sutherland, Asbill & Brennan, LLP from 2013 to 2014; Associate, K&L Gates, LLP from 2011 to 2013; Associate, Katten Muchin Rosenman, LLP from 2010 to 2011.	N/A	N/A
Christopher D. Carlson 405 Park Avenue 14th Floor New York, NY 10022 Year of birth: 1982	Assistant Secretary since 2015, Secretary from 2014 to 2015	Assistant General Counsel, RCS Capital from March 2014 to present; Associate, Dechert LLP, from September 2008 to March 2014.	N/A	N/A
Erik Naviloff 80 Arkay Drive Suite 110 Hauppauge, NY 11788 Year of birth: 1968	Assistant Treasurer since 2013	Vice President of Gemini Fund Services, LLC from 2011 to present; Assistant Vice President, Gemini Fund Services, LLC from 2007 to 2012; Senior Accounting Manager, Fixed Income, Dreyfus Corporation from 2002 to 2007.	N/A	N/A
Richard Malinowski 80 Arkay Drive Suite 110 Hauppauge, NY 11788 Year of birth: 1983	Assistant Secretary since 2014	Assistant Vice President, Gemini Fund Services, LLC from September 2012 to present; Vice President and Manager, BNY Mellon Investment Servicing (US), Inc., from 2011 – 2012; Senior Specialist, BNY Mellon Investment Servicing (US), Inc.(formerly PNC Global Investment Servicing (US) Inc. from 2008 to 2011.	N/A	N/A

Qualifications and Experiences of the Other Trustees

In addition to the information set forth in the table above, the following sets forth additional information about the qualifications and experience of each of the Trustees other than Mr. Weil.

Dr. Robert J. Froehlich — Dr. Froehlich is a global strategist who has spoken in 107 countries and an accomplished author, having written six books on investing. Prior to his retirement, Dr. Froehlich spent three years as head investment strategist and chair of investment strategy committees for multiple global asset management companies. Dr. Froehlich’s experience serving on other boards of directors and his investment expertise and experience as a financial expert make him well qualified to serve as a Trustee.

Leslie D. Michelson — As set forth in the chart above, Mr. Michelson’s more than twenty years of senior management experiences at various corporations, his service on the board of directors of other public companies in the past, and his legal education make him well qualified to serve as a Trustee. In addition to the directorships set forth in the chart above, Mr. Michelson has also held and/or holds the following directorships and/or executive officer positions: Mr. Michelson served as vice chairman and chief executive officer of the Prostate Cancer Foundation, the world’s largest private source of prostate cancer research funding, from April 2002 until December 2006 and currently serves on its board of directors. Mr. Michelson served on the board of directors of Catellus Development Corp. from 1997 until 2004 when the company was sold to ProLogis. Mr. Michelson was a member of the Audit Committee of the board of directors for 5 years and served at various times as the chairman of the Audit Committee and the Compensation Committee. From April 2001 to April 2002, he was an investor in, and served as an adviser or director of, a portfolio of entrepreneurial healthcare, technology and real estate companies. From March 2000 to August 2001, he served as chief executive officer and as a director of Acurian, Inc., an Internet company that accelerates clinical trials for new prescription drugs. From 1999 to March 2000, Mr. Michelson served as an adviser of Saybrook Capital, LLC, an investment bank specializing in the real estate and health care industries. From June 1998 to February 1999, Mr. Michelson served as chairman and co-chief executive officer of Protocare, Inc., a manager of clinical trials for the pharmaceutical industry and disease management firm. From 1988 to 1998, he served as chairman and chief executive officer of Value Health Sciences, Inc., an applied health services research firm he co-founded. Mr. Michelson has been a director of Nastech Pharmaceutical Company Inc., a NASDAQ-traded biotechnology company focused on innovative drug delivery technology, from 2004 to 2008, and of G&L Realty Corp., a NYSE-traded medical office building REIT from 1995 to 2001. Mr. Michelson has served as chairman and chief executive officer of Private Health Management, a retainer-based primary care medical practice management company from April 2007 to present.

Trustee Share Ownership

Information relating to each Trustee’s share ownership in the Funds as of October 2, 2015 (the Record Date) is set forth in the chart below. The dollar ranges are as follows:

A.	None
B.	$1 to $10,000
C.	$10,001 to $50,000
D.	$50,001 to $100,000
E.	over $100,000

Dollar Range of Equity Securities
Name of Trustee	BDC Income Fund	Global Real Estate Income Fund	Real Estate Income Fund	All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Dr. Robert J. Froehlich	None	None	None	None
Leslie D. Michelson	None	None	None	None
Interested Trustee and Officer
Edward M. Weil, Jr.	None	None	None	None

As of the Record Date, the officers and Trustees of the Funds, as a group, owned 0% of each Fund’s outstanding shares.

None of the Independent Trustees received any compensation from the Trust prior to their election or appointment to the Board. Each Independent Trustee receives from the Trust an annual fee of $10,000 representing the payment of an annual retainer plus $1,000 for each regular or special meeting attended. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings. The Board currently holds four regularly scheduled Board meetings and (two regularly scheduled Audit Committee meetings). The Board may also hold special Board meetings and special meetings of its Audit Committee throughout the year. No Interested Trustee receives compensation directly from the Trust.

The table below details the amount of compensation the Trustees received from the Trust for the fiscal year ended March 31, 2015. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of the Funds	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Trustees
Independent Trustees
Dr. Robert J. Froehlich	$14,000	$0	$0	$14,000
Leslie D. Michelson	$14,000	$0	$0	$14,000
Robert H. Burns(1)	$13,000	$0	$0	$13,000
Interested Trustees and Officers
John H. Grady(2)	$0	$0	$0	$0
Nicholas S. Schorsch(1)	$0	$0	$0	$0

(1)	Effective April 2, 2015, Robert H. Burns and Nicholas S. Schorsch resigned as Trustees of the Board.
(2)	Effective September 2, 2015, John H. Grady resigned as Trustee of the Board.

Board Leadership Structure

The Board currently is comprised of three Trustees, two of whom are Independent Trustees. Edward M. Weil, Jr., who serves as Chairman of the Board, is an Interested Trustee. The Independent Trustees have designated Dr. Robert J. Froehlich as lead Independent Trustee. The lead Independent Trustee chairs meetings or executive sessions of the Independent Trustees, reviews and comments on Board meeting agendas and facilitates communication among the Independent Trustees and management. The Independent Trustees regularly meet outside the presence of management, both in-person and by telephone.

The Board has established a committee structure that includes an Audit Committee. The Independent Trustees comprise the Audit Committee, and the Audit Committee has a separate Chairman. As a result of their roles on the Board and the Audit Committee, the Independent Trustees participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly and believes that its leadership structure is appropriate given the recent formation of the Trust, the number of Trustees overseeing the Trust and the Board’s oversight responsibilities, as well as the Trust’s business activities.

Board Risk Oversight

The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information Board Committees.

Audit Committee.  The Board has an Audit Committee that is comprised of the Independent Trustees. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate. The Audit Committee will consider shareholder nominations. The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate. For the fiscal year ended March 31, 2015, the Audit Committee met four times.

Required Vote

In accordance with the Trust’s Declaration of Trust, shareholders of the Trust will vote as a group on Proposal 3, and each shareholder shall be entitled to one (1) vote for each dollar (and fractional vote for each fractional dollar) of net asset value standing (determined as of the Record Date) represented by full and fractional shares of the Funds’ outstanding classes of shares. To approve Proposal 3, a quorum of votes must be present and Proposal 3 must be approved. A quorum shall be present if at least thirty percent (30%) of the votes entitled to be cast are present in person or by proxy at the Second Meeting (although any lesser number shall be sufficient for matters upon which the shareholders vote at adjournments). If a quorum is present, Proposal 3 will be approved if a majority of the votes cast are voted in favor of Proposal 3.

The persons named in the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies “FOR” the nominee. Shareholders may vote “FOR” or “WITHHOLD” their vote for the nominee. If you return your proxy card and give no voting instructions, your shares will be voted “FOR” the nominee. “WITHHOLD” votes are counted as present for purposes of determining quorum.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EDWARD M. WEIL, JR. AS TRUSTEE.

OTHER MATTERS

The Board knows of no other matters that may come before the Meetings. If any other matters properly come before the Meetings, it is the intention of the persons named as proxies on the enclosed proxy card to vote the shares represented by such proxies in accordance with their discretion with respect to such matters.

ADDITIONAL INFORMATION

Shareholder Proposals

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year unless certain specified shareholder actions, such as election of directors or approval of a new advisory agreement, are required to be taken under the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholder meetings, as well as the related expenditure of personnel time. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Trust (if any) should send their written proposals to the Secretary of the Trust at 405 Park Avenue, 14th Floor, New York, New York 10022. Proposals must be received a reasonable time before the date of a meeting of shareholders to be considered for inclusion in the proxy materials for that meeting. Timely submission of a proposal does not, however, guarantee that the proposal will be included. A shareholder who wishes to make a proposal at the next meeting of shareholders without including the proposal in the Trust’s proxy statement must notify the Secretary of the Trust in writing of such proposal within a reasonable time prior to the date of the meeting. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the next meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Shareholder Communications with the Board

Shareholders may send written communications to the Board or to individual Trustees by mailing such correspondence to the Board or the Trustee(s) at 405 Park Avenue, 14th Floor, New York, New York 10022. Such communications must be signed by the shareholder and identify the Fund, class and number of shares held by the shareholder. Properly submitted shareholder communications will be forwarded to the entire Board or to the individual Trustee(s), as applicable. Any shareholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must continue to meet all the requirements of Rule 14a-8. See “Additional Information — Shareholder Proposals” above. Shareholders may also send confidential communications to the Funds’ Chief Compliance Officer at Brandywine Two 5 Christy Drive, Suite 209, Chadds Ford, PA 19317.

Adjournment

In the event that a quorum to transact business is not present at either Meeting, the vote required to approve a Proposal is not obtained at either Meeting, or such other reason as determined by the Chairman of either Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. An adjournment may be to any date not more than 120 days after the Record Date for the Meeting. In the absence of a quorum, the persons named as proxies will vote all shares represented by proxy and entitled to vote in favor of such adjournment. If a quorum is present but insufficient votes have been received to approve a Proposal, the persons named as proxies will vote in favor of adjournment with respect those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment with respect to those proxies required to be voted against the Proposal, provided that “broker non-votes” (i.e., shares held by brokers or nominees that neither have received instructions from the beneficial owner or other persons entitled to vote nor have discretionary power to vote on a particular matter) will be disregarded for this purpose.

Any business that might have been transacted at a Meeting originally called may be transacted at any such reconvened session(s) of the Meeting at which a quorum is present. By returning the enclosed form of proxy for a Meeting, you are authorizing the persons named on the proxy to vote in their discretion on any matter that properly comes before the Meeting. Therefore, whether you instruct a vote for or against a Proposal or instruct the proxy to abstain from voting on a Proposal, those persons will be authorized and are expected to vote in favor of an adjournment if sufficient votes in favor of a Proposal are not received by the time scheduled for the Meeting.

Effect of Abstentions and Broker Non-Votes

For purposes of determining the presence of a quorum for transacting business at the Meetings, shares represented by proxy over which broker-dealers have discretionary voting power, shares represented by proxy that represent broker non-votes and shares whose proxies reflect an abstention on any item will all be counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. Accordingly, shareholders are urged to forward their voting instructions promptly.

Holders of record of the shares of each Fund at the close of business on October 2, 2015, as to any matter on which they are entitled to vote, will be entitled to vote on all business at the Meetings with respect to the Fund. The number of outstanding shares of each Fund as of the Record Date are provided below.

Record Date and Shares Outstanding

The close of business on the New York Stock Exchange (“NYSE”) on October 2, 2015 has been fixed as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meetings and at any adjournment or postponement of the Meetings. Shareholders of the Funds of the Trust, as applicable, on the Record Date are entitled to one (1) vote for each dollar of net asset value per share of such class for each share held. On the Record Date, each Fund had the following shares outstanding:

Fund	Shares Outstanding	Number of Votes
BDC Income Fund Class A	2,040,858.9970	17,490,161.37
BDC Income Fund Class C	680,871.5590	5,821,451.83
BDC Income Fund Advisor Class	740,305.5080	6,344,418.20
Global Real Estate Income Fund Class A	561,500.6880	4,778,370.85
Global Real Estate Income Fund Class C	233,161.7720	1,981,875.06
Global Real Estate Income Fund Advisor Class	153,175.5380	1,303,523.83
Real Estate Income Fund Class A	1,842,576.8920	19,420,760.44
Real Estate Income Fund Class C	1,063,614.8620	11,157,319.90
Real Estate Income Fund Advisor Class	765,687.5590	8,078,003.75

Share Ownership

The following table sets forth information regarding the beneficial ownership of each Fund’s outstanding shares as of the Record Date by persons who are known by the Trust to beneficially own more than 5% of a Fund’s outstanding shares. The Trustees and executive officers of the Trust, as a group, owned less than 1% of outstanding shares of each Fund. Information about the Trustees’ ownership in the Funds is found under “Proposal 3: Election of Edward M. Weil, Jr. to the Board of Trustees.” No Trustee owned more than 1% of the outstanding shares of any Fund.

No person is known by the Trust to beneficially own more than 5% of a Fund’s outstanding shares, except as set forth below.

BDC Income Fund.  As of October 1, 2015, the Trustees and officers as a group owned no shares of the BDC Income Fund, and the following persons of record owned 5% or more of the BDC Income Fund’s shares:

BDC Income Fund — Class A Shares
Name & Address	Status (Beneficial/Record)	Percent of Fund
Charles Schwab & Co. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	Beneficial	17.42%

BDC Income Fund — Class C Shares
Name & Address	Status (Beneficial/Record)	Percent of Fund
None	N/A	N/A

BDC Income Fund — Advisor Class Shares
Name & Address	Status (Beneficial/Record)	Percent of Fund
None	N/A	N/A

Global Real Estate Income Fund.  As of the Record Date, the Trustees and officers as a group owned no shares of the Global Real Estate Income Fund, and the following persons of record owned 5% or more of the Global Real Estate Income Fund’s shares:

Global Real Estate Income Fund — Class A Shares
Name & Address	Status (Beneficial/Record)	Percent of Fund
None	N/A	N/A

Global Real Estate Income Fund — Class C Shares
Name & Address	Status (Beneficial/Record)	Percent of Fund
None	N/A	N/A

Global Real Estate Income Fund — Advisor Class Shares
Name & Address	Status (Beneficial/Record)	Percent of Fund
American Realty Capital NYC REIT 405 Park Avenue New York, NY 10022	Record	35.12%
ML Managed Account 405 Park Avenue New York, NY 10022	Record	34.79%

Real Estate Income Fund.  As of the Record Date, the Trustees and officers as a group owned no shares of the Real Estate Income Fund, and the following persons of record owned 5% or more of the Real Estate Income Fund’s shares:

Real Estate Income Fund — Class A Shares
Name & Address	Status (Beneficial/Record)	Percent of Fund
Charles Schwab & Co. Attn: Mutual Funds 211 Main Street San Francisco, CA 94105	Beneficial	9.16%

Real Estate Income Fund — Class C Shares
Name & Address	Status (Beneficial/Record)	Percent of Fund
None	N/A	N/A

Real Estate Income Fund — Advisor Class Shares
Name & Address	Status (Beneficial/Record)	Percent of Fund
Realty Capital Securities LLC 405 Park Avenue New York, NY 10022	Record	91.22%

HOUSEHOLDING OF FUND MATERIALS

One copy of prospectuses, proxy statements, shareholder reports, notice of internet availability and other Fund materials may be delivered to multiple shareholders at the same address unless you request otherwise. You may request that we do not household Fund materials and/or obtain additional copies of Fund materials by calling 1-855-800-9422 or writing to Realty Capital Income Funds Trust, 405 Park Avenue, 14th Floor, New York, New York 10022.

COST AND METHOD OF PROXY SOLICITATION

The Adviser and Apollo will bear the costs associated with the Meetings, including the cost of preparing, printing, and mailing the enclosed proxy cards and the Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, internet, telephone or other means. The solicitation of proxies will be largely by mail, but may include telephonic, electronic, or oral communication by officers and service providers of the Trust, who will not be paid for these services, and/or by BFDS, a professional proxy solicitor retained by the Trust for an estimated fee of $18,360, plus out-of-pocket expenses. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners and obtain authorization for the execution of proxies. The Trust may reimburse brokers, banks and other fiduciaries for postage and reasonable expenses incurred by them in the forwarding of proxy material to beneficial owners.

SERVICE PROVIDERS

Investment Advisers

National Fund Advisors, LLC (the “Adviser”), a Delaware limited liability company, is the investment adviser to the Funds. The Adviser is located at 405 Park Avenue, 14th Floor, New York, New York 10022. The Adviser has the authority to manage the Funds in accordance with the investment objectives, policies, and restrictions of the Funds and subject to general supervision of the Board. It also provides the Funds with ongoing management supervision, administration and policy direction.

The following table sets forth the total compensation received by the Adviser from the Funds during the fiscal period ended March 31, 2015:

Fund	Fees Earned by the Adviser	Advisory Fees Waived	Net Fees Earned by the Adviser	Expense Reimbursed	Amount Subject to Recoupment
BDC Income Fund	$43,794	$43,794	$0	$242,626	$286,420
Dividend and Value Fund	$5,555	$5,555	$0	$247,315	$252,870
Global Real Estate Income Fund	$58,270	$58,270	$0	$156,514	$214,784
Real Estate Income Fund	$321,115	$321,115	$0	$104,566	$425,681

BDCA Adviser, LLC, located at 405 Park Avenue, New York, NY 10022, serves as the investment sub-adviser for the BDC Income Fund. SEL Asset Management, LLC, located at 1235 Westlakes Dr. Berwyn, PA 19312, serves as the investment sub-adviser for the Dividend and Value Fund.

Principal Underwriter

Realty Capital Securities, LLC (the “Distributor”) is the principal underwriter of the Funds’ shares. The Distributor is located at 405 Park Avenue, New York, New York 10022. The Distributor is obligated to sell the Funds’ shares on a best efforts basis against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

The following table sets forth the total compensation received by the Distributor from the Funds during the fiscal year ended March 31, 2015.

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Purchases	Brokerage Commissions	Other Compensation
BDC Income Fund	$23,209	—	—	—
Dividend and Value Fund	$419	—	—	—
Global Real Estate Income Fund	$2,358	—	—	—
Real Estate Income Fund	$19,489	—	—	—

On August 6, 2015, RCS Capital, an affiliate of the Distributor, announced that it has entered into an agreement with Apollo to sell RCS Capital’s Wholesale Distribution Division, including the Distributor and certain related entities, to Apollo. Upon completion of these transactions, the Distributor will continue to operate as a stand-alone entity within AR Global.

Custodian and Transfer Agent

Union Bank, N.A. (“Union Bank”) serves as custodian of the Trust’s portfolio securities and other assets. Union Bank is located at Institutional Custody Services, 350 California Street, 6th Floor, San Francisco, CA 94104. Under the terms of the custody agreement between the Trust and Union Bank, Union Bank maintains cash, securities and other assets of the Funds. Union Bank is also required, upon the order of the Trust, to deliver securities held by Union Bank and to make payments for securities purchased by the Trust.

American National Stock Transfer, LLC (“ANST”) acts as transfer agent for the Funds. ANST is located at 405 Park Avenue, New York, NY 10022. Gemini Fund Services, LLC (“Gemini”), located at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, serves as the Funds’ sub-transfer agent.

The following table sets forth the total compensation received by ANST from the Funds during the fiscal period ended March 31, 2015:

Fund	Total Compensation Received
BDC Income Fund	$27,180
Dividend and Value Fund	$22,549
Global Real Estate Income Fund	$22,900
Real Estate Income Fund	$77,464

On August 6, 2015, RCS Capital, the parent of ANST announced that it has entered into an agreement with Apollo to sell RCS Capital’s Wholesale Distribution Division, including ANST and certain related entities, to Apollo. Upon completion of these transactions, ANST will continue to operate as a stand-alone entity within AR Global. Apollo will separately evaluate ANST and seek opportunities to enhance its shareholder relations, including with respect to the shareholders of the Funds.

Administrator

RCS Advisory Services, LLC (“the Administrator”), located at 405 Park Avenue, New York, New York 10022 is the administrator for the Funds. Gemini, located at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, serves as the Funds’ sub-administrator.

The following table sets forth the total compensation received by the Administrator from the Funds during for the fiscal period ended March 31, 2015:

Fund	Administration Fees	Accounting Fees
BDC Income Fund	$29,786	$32,300
Dividend and Value Fund	$21,717	$24,674
Global Real Estate Income Fund	$21,422	$23,974
Real Estate Income Fund	$106,316	$38,514

Independent Registered Public Accounting Firm

BBD, LLP (“BBD”) serves as the Funds’ independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the Funds’ annual financial statements.

The Audit Committee has determined that the provision of audit-related services and the provision of non-audit services are compatible with maintaining the independence of BBD.

The Audit Committee and the Board selected BBD to serve as independent registered public accountants of the Funds for their most recent fiscal years. Representatives of BBD are not expected to be present at the Meetings, but will have the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Fees Paid to Independent Registered Public Accounting Firm

Audit Fees.  For the fiscal years ended March 31, 2015 and March 31, 2014, BBD billed the Trust for professional services rendered to the Funds for the audit of the Funds’ annual financial statements and review of financial statements included in the Trust’s annual report to shareholders for those fiscal years as follows:

Fund	2015	2014
Real Estate Income Fund	13,500	13,500
BDC Income Fund	10,800	0
Dividend and Value Fund	10,000	0
Global Real Estate Income Fund	10,800	0

Audit-Related Fees.  For each of the fiscal years ended March 31, 2015 and March 31, 2014, BBD billed the Trust $0 and $1,500, respectively, for assurances and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements and are not reported under “Audit-Related Fees” above. The services performed for the fiscal year ended March 31, 2014 were for the audit of the seed financials of the Trust.

Tax Fees.  For the fiscal years ended March 31, 2015 and March 31, 2014, BBD billed the Trust fees for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the tax fees was the review of the Funds’ income tax returns and excise tax calculations. The fees for the two (2) years are as follows:

Fund	2015	2014
Real Estate Income Fund	2,000	2,000
BDC Income Fund	2,000	0
Dividend and Value Fund	2,000	0
Global Real Estate Income Fund	2,000	0

All Other Fees.  For the fiscals year ended March 31, 2015 and March 31, 2014, BBD did not bill the Trust for fees other than for the services listed in “Audit Fees,” “Audit-Related Fees,” and “Tax Fees” above.

Audit Committee Pre-Approval Policies and Procedures

The Chairperson of the Audit Committee is authorized to pre-approve: (1) audit services to the Trust; (2) non-audit tax or compliance consulting or training services provided to the Trust by the independent accountant if the fees for any particular engagement are not anticipated to exceed $5,000; and (3) non-audit tax or compliance consulting or training services provided by the independent accountant to the Trust’s investment adviser or an affiliate (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Trust) if the fee to the independent accountant for any particular engagement is not anticipated to exceed $50,000.

Any pre-approvals will be presented to the Audit Committee at its next regularly scheduled meeting. All of the audit and tax services included above for the fiscal years ended March 31, 2015 and March 31, 2014 were pre-approved by the Audit Committee pursuant to the policy.

FINANCIAL STATEMENTS

Audited financial statements for the Trust appear in the Funds’ Annual Reports.

If you would like a copy of a Fund’s most recent Annual Report or Semi-Annual Report free of charge, contact the Funds at 405 Park Avenue, 14th Floor, New York, New York 10022 (telephone number (212) 415-6500), or BFDS, the Funds’ proxy tabulator (telephone number 1-855-800-9422).

By Order of the Board of Trustees,

Natalya Zelensky
Secretary

October 6, 2015
New York, New York

APPENDIX A

FORM OF INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (“Agreement”) is made this [           ] day of [    ] by and between Realty Capital Income Funds Trust, a statutory trust organized and existing under the laws of the state of Delaware (the “Trust”), and National Fund Advisors, LLC (the “Investment Adviser”), a limited liability company organized and existing under the laws of the state of Delaware.

RECITALS

1.	The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that currently consists of the series listed in Appendix A, attached hereto (each, a “Fund”);
2.	The Trust issues a separate series of shares of beneficial interest for each Fund, which shares represent fractional undivided interests in the Fund;
3.	The Trust desires to retain the Investment Adviser to provide, or to arrange to provide, overall management of the Trust and each Fund, including investment advisory services, in the manner and on the terms and conditions set forth in this Agreement;
4.	The Investment Adviser is willing to provide, or to arrange to provide, general management and investment advisory services to the Trust and each Fund on the terms and conditions set forth in this Agreement;

NOW, THEREFORE, in consideration of the promises and the covenants herein, the Trust and the Investment Adviser agree as follows:

ARTICLE I
Duties of the Investment Adviser

The Trust engages the Investment Adviser to act as the Trust’s investment adviser to provide directly or to arrange through third parties, management and investment advisory services to it and to each existing Fund, for the period and on the terms and conditions set forth in this Agreement. This Agreement may be extended to any additional series that the Trust may establish in the future on the same terms and conditions. The Investment Adviser hereby accepts such engagement and agrees during such period, at its own expense, to provide or to arrange to provide, such management and investment advisory services, and to assume the obligations set forth in this Agreement for the compensation provided for herein. Subject to the supervision of the board of trustees of the Trust (the “Board”) and the provisions of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Investment Adviser may retain any affiliated or unaffiliated investment adviser(s), investment subadviser(s), or other party, to perform any or all of the services set forth in this Agreement.

The Investment Adviser, its affiliates and any investment adviser(s), investment subadviser(s) or other parties performing services for the Investment Adviser shall, for all purposes herein, be independent contractors and shall, except as otherwise expressly provided or authorized, have no authority to act for or represent the Trust or a Fund in any way or otherwise be deemed agents of the Trust or a Fund.

Subject to supervision by the Board, the Investment Adviser shall have and exercise full investment discretion and authority to act as agent for the Trust in buying, selling or otherwise disposing of or managing the investments of each Fund.

The Investment Adviser and any other party performing services covered by this Agreement shall be subject to: (1) the restrictions of the Trust’s Declaration of Trust as amended from time to time; (2) the provisions of the 1940 Act and the Advisers Act; (3) the statements relating to each Fund’s investment objectives, investment strategies and investment restrictions as set forth in the currently effective (and as amended from time to time) registration statement of the Trust (the “registration statement”) under the Securities Act of 1933, as amended; and (4) any applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”).

(a) General Management Services.  The Investment Adviser shall supervise and oversee all custody, transfer agency, dividend disbursing, legal, accounting and administrative services by third parties that have contracted with the Trust to provide such services (“Service Providers”). The Investment Adviser shall also be responsible for the performance of various business and administrative functions for the Trust including:

(1)	coordinate the efforts of the Trust’s counsel, independent counsel and independent auditors;
(2)	provide officers for the Trust;
(3)	provide clerical, secretarial and bookkeeping services, office supplies, office space and related services (including telephone and other utility services) to the Trust;
(4)	monitor state and federal law as it may apply to the Trust or Funds;
(5)	plan, make preparations for and host, meetings of the Board and Board committees; and
(6)	prepare information and reports for the Board.

(b) Investment Advisory Services.  The Investment Adviser shall provide the Trust with such investment research, advice and supervision as the Trust may from time to time consider necessary for the proper management of the assets of each Fund, shall furnish continuously an investment program for each Fund, shall determine from time to time which securities or other investments shall be purchased, sold or exchanged for the various Funds, including providing or obtaining such services as may be necessary in managing, acquiring or disposing of securities, cash or other investments.

The Trust has furnished the Investment Adviser with copies of the Trust’s registration statement and Declaration of Trust as currently in effect and agrees during the continuance of this Agreement to furnish the Investment Adviser with copies of any amendments or supplements thereto before or at the time the amendments or supplements become effective. The Investment Adviser and any Service Providers will be entitled to rely on all documents furnished by the Trust.

The Investment Adviser represents that in performing investment advisory services for each Fund, the Investment Adviser shall make every effort to ensure that each Fund continuously qualifies as a regulated investment company under Subchapter M of the Code or any successor provisions. Except as instructed by the Board, the Investment Adviser shall also make decisions for the Trust as to the manner in which voting rights, rights to consent to corporate action, and any other rights pertaining to the Trust’s securities shall be exercised. If the Board at any time makes any determination as to investment policy and notifies the Investment Adviser of such determination, the Investment Adviser shall be bound by such determination until notified to the contrary.

The Investment Adviser shall take, on behalf of each Fund, all actions which it considers necessary to implement the investment strategies of such Fund, and in particular, to place all orders for the purchase or sale of securities or other investments for the account of each Fund with brokers and dealers selected by it, and to that end, the Investment Adviser is authorized as the agent of the Trust to give instructions to the Trust’s custodian as to deliveries of securities or other investments and payments of cash for the account of each Fund.

In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Funds, the Investment Adviser is directed at all times to seek to obtain best execution within the policy guidelines determined by the Board from time to time. Subject to this requirement and the provisions of the 1940 Act, the Advisers Act, the Securities Exchange Act of 1934, as amended, and other applicable provisions of law, the Investment Adviser may select brokers or dealers that are affiliated with it or the Trust (or with a subadviser).

To the extent permitted by the policy guidelines, the Investment Adviser is authorized to consider, in the selection of brokers and dealers to execute portfolio transactions, not only the available prices and rates of brokerage commissions, but also other relevant factors which may include, without limitation: (1) the execution capabilities of such brokers and dealers, (2) research, brokerage and other services provided by such brokers and dealers which the Investment Adviser believes will enhance its general portfolio management capabilities, (3) the size of the transaction, (4) the difficulty of execution, (5) the operational facilities of such brokers and dealers, (6) the risk to such a broker or dealer of positioning a block of securities, and (7) the brokerage service arrangements made available by the broker or dealer. In connection with the foregoing, the Investment Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to it a higher commission than that charged by other brokers and dealers if the Investment Adviser determines in good faith that the amount of such commission is reasonable in relation to the value of such services in terms of either the particular transaction or in terms of the Investment Adviser’s overall responsibilities with respect to the Trust, the Fund and to any other client accounts or portfolios which the Investment Adviser advises. The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

When selecting brokers or dealers and placing purchase and sale orders for securities and other investments, when instructed to do so by the Trust in connection with brokerage service arrangements approved by the Board, the Investment Adviser agrees and is authorized to place orders with one or more brokers or dealers identified by the Trust (including brokers or dealers who are affiliated persons of the Trust, the Investment Adviser or a subadviser). The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.

The Investment Adviser also is authorized to aggregate purchase and sale orders for securities held (or to be held) in a Fund with similar orders being made on the same day for other client accounts or Funds managed by Investment Adviser. When an order is so aggregated: (1) the actual prices applicable to the aggregated transaction will be averaged and the Fund and each other account or portfolio participating in the aggregated transaction shall be treated as having purchased or sold its portion of the securities at such average price, and (2) all transaction costs incurred in effecting the aggregated transaction shall be shared on a pro-rata basis among the accounts or portfolios (including the Funds) participating in the transaction. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund.

When recommending or effecting a transaction in a particular security or investment for more than one client account or portfolio (including a Fund), the Investment Adviser may allocate such recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that the Investment Adviser considers equitable. Similarly, the Investment Adviser may not recommend a specific security or other investment for all client accounts or portfolios (including the Funds) with the same or similar investment objective(s) or strategies or may not recommend a specific security or other investment for such client accounts at the same time or price.

As part of carrying out its obligations to manage the investment and reinvestment of the assets of each Fund consistent with the requirements under the 1940 Act, the Investment Adviser shall:

(1)	Perform research and obtain and analyze pertinent economic, statistical, and financial data relevant to the investment policies of each Fund as set forth in the registration statement;
(2)	Consult with the Board and furnish to the Board recommendations with respect to an overall investment strategy for each Fund for approval, modification, or rejection by the Board;
(3)	Seek out and implement specific investment opportunities, consistent with any investment strategies approved by the Board;
(4)	Take such steps as are necessary to implement any overall investment strategies approved by the Board for each Fund, including making and carrying out day-to-day decisions to acquire or dispose of permissible investments, managing investments and any other property of the Fund, and providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;
(5)	Regularly report to the Board with respect to the implementation of any approved overall investment strategy and any other activities in connection with management of the assets of each Fund including furnishing, within 60 days after the end of each calendar quarter, a statement of investment performance for the period since the last report and a schedule of investments and other assets of each Fund as of the end of the quarter;

(6)	Vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of the Funds may be invested from time to time;
(7)	Maintain, in the form and for the periods required by Rule 31a-2 of the 1940 Act, all records relating to each Fund’s investments that are required to by maintained by the Trust pursuant to paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 of the 1940 Act;
(8)	Furnish any personnel, office space, equipment and other facilities necessary for it to perform its obligations under this Agreement;
(9)	Provide the appropriate Service Provider(s) with such financial or other data concerning each Fund’s investment activities as shall be necessary or required to prepare and to file all periodic financial reports or other documents required to be filed with the Securities and Exchange Commission (“SEC”) and any other regulator;
(10)	To the extent required by appropriate Service Providers, assist in determining each business day the net asset value of the shares of each Fund; and
(11)	Enter into any written investment advisory or investment subadvisory contract with another affiliated or unaffiliated party, subject to any approvals required by Section 15 of the 1940 Act, pursuant to which such party will carry out some or all of the Investment Adviser’s responsibilities listed above.

ARTICLE II
Representations of the Investment Adviser

The Investment Adviser represents that it is registered with the SEC under the Advisers Act. The Investment Adviser shall remain so registered throughout the term of this Agreement and shall notify Trust immediately if the Investment Adviser ceases to be so registered as an investment adviser.

The Investment Adviser represents that it has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide the Trust with a copy of that code, together with evidence of its adoption. Within 45 days of the end of each calendar quarter during which this Agreement remains in effect, the president or a vice president of the Investment Adviser shall certify to the Trust that the Investment Adviser has complied with the requirements of Rule 17j-1 (as amended from time to time) during the previous quarter and that there have been no violations of the Investment Adviser’s code of ethics or, if such a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of the Trust, the Investment Adviser shall permit representatives of the Trust to examine the reports (or summaries of the reports) required to be made to the Investment Adviser by Rule 17j-1(c)(1) and other records evidencing enforcement of the code of ethics.

ARTICLE III
Allocation of Charges and Expenses

(a) The Investment Adviser.  The Investment Adviser assumes the expense of and shall pay for maintaining the staff and personnel necessary to perform its obligations under this agreement, and shall at its own expense provide the office space, equipment and facilities for such personnel, and shall pay all compensation of officers and trustees of the Trust who are affiliated persons of the Investment Adviser. Notwithstanding the foregoing, the Investment Adviser is not obligated to pay the compensation or expenses of the Trust’s Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Adviser

(b) Third Party Fees.  The Investment Adviser assumes and shall pay the fees of any investment adviser(s), investment subadviser(s) or other party it contracts with to assume all or part of the Investment Adviser’s responsibilities under this Agreement.

(c) The Trust.  The Trust assumes and shall pay or cause to be paid all of its other expenses, including, without limitation, the following: taxes; fees of the dividend disbursing agent, shareholder service agent, custodian, transfer agent, plan agent, administrator, accounting and pricing services agent and underwriter; expenses for legal and auditing services; expenses, including clerical expenses, of issue, sale, redemption or repurchase of shares of the Fund; the cost of preparing and distributing reports and notices to shareholders, the cost of printing or preparing prospectuses and statements of additional information for delivery to shareholders; the cost of printing or preparing any other documents, statements or reports to shareholders; expenses of shareholders’ meetings and proxy solicitations; advertising, promotion and other expenses incurred directly or indirectly in connection with the sale or distribution of the Fund’s shares that the Fund is authorized to pay pursuant to Rule 12b-1 under the 1940 Act; SEC filing fees; expenses of registering the shares under the federal securities laws; fees and actual out-of-pocket expenses of trustees who are not affiliated persons of the Investment Adviser; accounting and printing costs (including the daily calculation of the net asset value); fees in connection with membership in investment company organizations; insurance, interest, litigation and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Trust and not specifically assumed by the Investment Adviser. Each Fund will also pay all brokerage fees and commissions, taxes, and borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short).

The Investment Adviser may obtain reimbursement from each Fund, at such time or times as the Investment Adviser may determine in the Investment Adviser’s sole discretion, for any of the expenses advanced by the Investment Adviser, which the Fund is obligated to pay, and such reimbursement shall not be considered to be part of the Investment Adviser’s compensation pursuant to this Agreement.

ARTICLE IV
Compensation of the Investment Adviser

For the services rendered, the facilities furnished and expenses assumed by the Investment Adviser, the Trust shall pay to the Investment Adviser at the end of each calendar month a fee for each Fund calculated as a percentage of the average daily net assets of the Fund at the annual rates set forth in Appendix A of this Agreement. The Investment Adviser’s fee is accrued daily at  1/365ill of the applicable annual rate set forth in Appendix A. For the purpose of the fee accrual, the daily net assets of each Fund are determined in the manner and at the times set forth in the Trust’s current prospectus and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined.

In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within fifteen business days of the date of termination.

ARTICLE V
Limitation of Liability of the Investment Adviser

The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Trust, except for (a) willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder, and (b) to the extent specified in section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation.

ARTICLE VI
Activities of the Investment Adviser

The Investment Adviser’s services under this Agreement are not exclusive. The Investment Adviser may provide the same or similar services to other clients and is not required to give priority to one or more of the Funds over its other client accounts or portfolios.

It is understood that trustees, officers, employees and shareholders of the Trust are or may become interested persons of the Investment Adviser, as trustees, officers, employees and shareholders or otherwise, and that trustees, officers, employees and shareholders of the Investment Adviser are or may become similarly interested persons of the Trust, and that the Investment Adviser may become interested in the Trust as a shareholder or otherwise.

ARTICLE VII
Books and Records

The Investment Adviser agrees that all books and records which it maintains for the Trust are the property of the Trust and further agrees to surrender promptly to the Trust any such books, records or information upon the Trust’s request. All such books and records shall be made available, within five business days of a written request, to the Trust’s accountants or auditors during regular business hours at the Investment Adviser’s offices. The Trust or its authorized representative shall have the right to copy any records in the possession of the Investment Adviser or a Service Provider that pertain to the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to the Trust free from any claim or assertion of rights by the Investment Adviser.

The Investment Adviser further agrees that it will not disclose or use any records or information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement and that it will keep confidential any information obtained pursuant to this Agreement and disclose such information only if the Trust has authorized such disclosure, or if such disclosure is required by federal or state regulatory authorities.

ARTICLE VIII
Effectiveness, Duration and Termination of this Agreement

This Agreement shall not become effective unless and until it is approved by the Board, including a majority of trustees who are not parties to this Agreement or interested persons of any such party, and, to the extent required by law, by the vote of a majority of the outstanding voting shares of each Fund. This Agreement shall become effective on the date which it is so approved. This Agreement may be extended to cover any series of the Trust that may be created in the future. This agreement shall become effective as to each such future series when it is approved by the Board, including a majority of trustees who are not parties to this Agreement or interested persons of any such party, and, to the extent required by law, by the vote of a majority of the outstanding voting shares of such portfolio. As to each Fund of the Trust, the Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved for each Fund at least annually by: (a) the Board, or by the vote of a majority of outstanding votes attributable to the shares of the Fund; and (b) a majority of those trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

This Agreement may be terminated at any time as to any Fund or to all Funds, without the payment of any penalty, by the Board, or by vote of a majority of the outstanding votes attributable to the shares of the applicable Fund, or by the Investment Adviser, on 60 days written notice to the other party. If this Agreement is terminated only with respect to one or more, but less than all, of the Funds, or if a different investment adviser is appointed with respect to a new portfolio, the Agreement shall remain in effect with respect to the remaining Funds. This Agreement shall automatically terminate in the event of its assignment.

ARTICLE IX
Use of Names

The Trust and the Investment Adviser acknowledge that all rights to the names “AR Capital” and “Realty Capital” belong to the Investment Adviser, and that the Trust is being granted a limited license to use such words in the name of the Funds and the Trust. There is no charge to the Trust for the right to use these names. In the event the Investment Adviser ceases to be the investment adviser to the Trust or a Fund, the Trust’s and that Fund’s right to the use of the names “AR Capital” and “Realty Capital” shall automatically cease on the 90th day following the termination of this Agreement with respect to the Trust and that Fund. The right to the names may also be withdrawn by the Investment Adviser during the term of this Agreement upon 90 days ‘Written notice to the Trust. Nothing contained herein shall impair or diminish in any respect the

Investment Adviser’s right to use the names “AR Capital” and “Realty Capital” in the name of, or in connection with, any other business enterprise with which the Investment Adviser is or may become associated.

ARTICLE X
Amendments of this Agreement

No provision of this Agreement may be changed, waived, discharged or tenninated orally, and no amendment of this Agreement shall be effective until approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Investment Adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval, and (if required by the 1940 Act) by vote of the holders of a majority of the outstanding voting securities of the Fund to which the amendment relates.

ARTICLE XI
Definitions of Certain Terms

The terms “assignment,” “affiliated person,” and “interested person,” when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term “majority of the outstanding votes” attributable to the shares of a Fund means the lesser of (1) 67% or more of the votes attributable to such Fund present at a meeting if the holders of more than 50% of such votes are present or represented by proxy, or (2) more than 50% of the votes attributable to shares of the Fund.

ARTICLE XII
Governing Law

This Agreement shall be construed in accordance with laws of the State of Delaware, and applicable provisions of the Advisers Act and 1940 Act.

ARTICLE XIII
Severability

If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

REALTY CAPITAL INCOME FUNDS TRUST

By:	Name: Title:

NATIONAL FUND ADVISORS, LLC

By:	Name: Title:

APPENDIX A

Fund	Annual Fee as a percent of average daily net assets
AR Capital Real Estate Income Fund	0.80%
AR Capital BDC Income Fund	0.90%
AR Capital Global Real Estate Income Fund	0.90%

APPENDIX B

FORM OF INVESTMENT SUB-ADVISORY AGREEMENT

THIS INVESTMENT SUB-ADVISORY AGREEMENT (“Agreement”), made this [    ] day of [        ] by and between National Fund Advisors, LLC, a Delaware limited liability company (the “Adviser”), and BDCA Adviser, LLC, a limited liability company organized under Delaware law (the “Sub-Adviser”).

WHEREAS, the Adviser has entered into an investment advisory agreement (the “Investment Advisory Agreement”) with Realty Capital Income Funds Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), of which the AR Capital BDC Income Fund (the “Fund”) is a series; and

WHEREAS, under the Investment Advisory Agreement, the Adviser has agreed to provide certain investment advisory services to the Fund; and

WHEREAS, the Adviser is authorized under the Investment Advisory Agreement to delegate its investment advisory responsibilities to one or more persons or companies; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the Adviser and the Sub-Adviser agree as follows:

1. Appointment.  Adviser hereby engages the services of Sub-Adviser in connection with Adviser’s management of the Fund. Pursuant to this Agreement and subject to the oversight and supervision by Adviser and the officers and the board of trustees of the Trust (the “Board”), Sub-Adviser shall manage the investment and reinvestment of that portion of the assets of the Fund that the Adviser shall, from time to time, direct. If Sub-Adviser is not responsible for managing the investment and reinvestment of all of the Fund’s assets, then references herein to the Fund, where appropriate, mean that portion of the Fund’s assets for which Sub-Adviser is responsible.

2. Acceptance of Appointment.  Sub-Adviser hereby accepts appointment by Adviser in the foregoing capacity and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

3. Duties as Sub-Adviser.

a.	Sub-Adviser shall furnish continuously an investment program for the Fund and shall determine from time to time in its discretion the securities and other investments to be purchased or sold or exchanged and what portions of the Fund shall be held in various securities, cash or other investments. In this connection, Sub-Adviser shall provide Adviser and the officers and trustees of the Trust with such reports and documentation as the latter shall reasonably request regarding Sub-Adviser’s management of the Fund assets.
b.	Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (a) the Fund’s investment objective, policies and restrictions as set forth in the Trust’s current registration statement, (b) such policies or directives as the Trust’s trustees may from time to time establish or issue and communicate to the Sub-Adviser in writing, and (c) applicable law and related regulations. Adviser shall promptly notify Sub-Adviser in writing of changes to (a) or (b) above and shall notify Sub-Adviser in writing of changes to (c) above promptly after it becomes aware of such changes.
c.	Sub-Adviser shall be responsible to ensure that the Fund continuously qualifies as a regulated investment company under Sub-Chapter M of the Code.
d.	Sub-Adviser shall take all actions which it considers necessary to implement the investment policies of the Fund as these relate to the Fund, and in particular, to place all orders for the purchase or sale of securities or other investments for the Fund with brokers or dealers selected by it, and to that end, Sub-Adviser is authorized as the agent of the Trust to give instructions to the Trust’s custodian as to deliveries of securities or other investments and payments of cash for the account of the Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Fund, Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Trust’s current registration statement.
e.	To the extent permitted by the policy guidelines set forth in the Trust’s current registration statement, Sub-Adviser is authorized to consider, in the selection of brokers and dealers to execute portfolio transactions, not only the available prices and rates of brokerage commissions, but also other relevant factors which may include, without limitation: (a) the execution capabilities of such brokers and dealers, (b) research, custody and other services provided by such brokers and dealers which the Sub-Adviser believes will enhance its general portfolio management capabilities, (c) the size of the transaction, (d) the difficulty of execution, (e) the operational facilities of such brokers and dealers, (f) the risk to such a broker or dealer of positioning a block of securities, and (g) the overall quality of brokerage and research services provided by such brokers and dealers. In connection with the foregoing, Sub-Adviser is specifically authorized to pay those brokers and dealers who provide brokerage and research services to it a higher commission than that charged by other brokers and dealers if the Sub-Adviser determines in good faith that the amount of such commission is reasonable in relation to the value of such services in terms of either the particular transaction or in terms of Sub-Adviser’s overall responsibilities with respect to the Fund and to any other client accounts or portfolios which Sub-Adviser advises. The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.
f.	In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Fund, when instructed to do so by either the Trust or the Adviser, Sub-Adviser agrees and is authorized to place orders with one or more brokers or dealers identified by the Trust or Adviser (including brokers or dealers who are affiliated persons of the Trust or Adviser). The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by this Agreement or otherwise.
g.	Sub-Adviser or an affiliated person of Sub-Adviser may act as broker for the Fund in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that Sub-Adviser obtain best execution and price within the policy guidelines determined by the Board and set forth in the Trust’s current registration statement; (b) the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”); (c) the provisions of the Securities Exchange Act of 1934, as amended; and (d) other applicable provisions of law. Such brokerage services are not within the scope of the duties of Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by Board, Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund or the Trust for such services in addition to Sub-Adviser’s fees for services under this Agreement.
h.	Sub-Adviser also is authorized to aggregate purchase and sale orders for securities held (or to be held) in the Fund with similar orders being made on the same day for other client accounts or portfolios managed by Sub-Adviser. When an order is so aggregated: (a) the actual prices applicable to the aggregated transaction will be averaged and the Fund and each other account or portfolio participating in the aggregated transaction shall be treated as having purchased or sold its portion of the securities at such average price, and (b) all transaction costs incurred in effecting the aggregated transaction shall be shared on a pro-rata basis among the accounts or portfolios (including the Fund) participating in the transaction. Adviser recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Fund.
i.	When recommending or effecting a transaction in a particular security or investment for more than one client account or portfolio (including the Fund), Sub-Adviser may allocate such recommendations or transactions among all accounts and portfolios for whom the recommendation is made or transaction is effected on a basis that Sub-Adviser considers equitable.

j.	In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser will assist the Fund’s administrator and/or the Fund in determining the fair valuation of all portfolio securities of the Fund and will use its reasonable efforts to arrange for the provision of valuation information or price(s) for each portfolio security held by the Fund for which the Fund’s administrator does not obtain prices in the ordinary course of business from an automated pricing service.

4. Services Not Exclusive.  Sub-Adviser’s services under this Agreement are not exclusive. The Sub-Adviser shall be free to furnish similar services to others, except as prohibited by applicable law or agreed upon in writing between the Sub-Adviser and the Adviser (or its affiliates). Adviser acknowledges that, except when transactions for multiple clients are aggregated, transactions in a specific security or other investment may not be recommended or executed at the same time or price for all client accounts or portfolios (including the Fund) for which that security or investment is recommended or executed. This Agreement does not require Sub-Adviser to give priority to the Fund over other client accounts or portfolios.

5. Independent Contractor.  Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Adviser, the Trust or the Fund or otherwise be deemed agents of the Adviser, the Trust or the Fund.

6. Proxies.  The Adviser delegates the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Fund to the Sub-Adviser. The Sub-Adviser shall exercise these voting rights unless and until the Adviser revokes this delegation. The Adviser may revoke this delegation at any time without cause. The Sub-Adviser shall maintain and preserve a record, in an easily-accessible place for a period of not less than three years, of the Sub-Adviser’s voting procedures, and of the Sub-Adviser’s actual votes, and shall supply this record to the Adviser, or any authorized representative of the Adviser, upon the written request of the Adviser or the Adviser’s authorized representative, as appropriate.

7. Representations and Warranties of the Sub-Adviser.  The Sub-Adviser represents and warrants that the Sub-Adviser:

a.	is registered with the U.S. Securities and Exchange Commission under the Advisers Act. Sub-Adviser shall remain so registered throughout the term of this Agreement and shall notify Adviser immediately if Sub-Adviser ceases to be so registered as an investment adviser.
b.	is duly organized and validly existing under the laws of the State of [ ] with the power to own and possess its assets and carry on its business as it is now being conducted.
c.	has the authority to enter into and perform the services contemplated by this Agreement.
d.	is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.
e.	has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services in this Agreement.
f.	will promptly notify Adviser of the occurrence of any event that would disqualify it from serving as an investment advisor to an investment company pursuant to Section 9(a) of the 1940 Act.
g.	has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Adviser and the Trust with a copy of that code, together with evidence of its adoption. Within 20 days of the end of each calendar quarter during which this Agreement remains in effect, the president or a vice president of Sub-Adviser shall certify to Adviser or the Trust that Sub-Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there have been no violations of Sub-Adviser’s code of ethics or, if such a violation has occurred, that appropriate action has been taken in response to such violation. Upon written request of Adviser or the Trust, Sub-Adviser shall permit representatives of Adviser or the Trust to examine the reports (or summaries of the reports) required to be made to Sub-Adviser by Rule 17j-1(c)(1) and other records evidencing enforcement of the code of ethics.
h.	will notify the Adviser of any changes of control of the Sub-Adviser, including any change of its general partners, controlling persons, or 25% shareholders, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser, in each case prior to such change if the Sub-Adviser is aware of such change, but, in any event, not later than promptly after such change. The Sub-Adviser agrees to bear all reasonable expenses of the Trust and the Adviser, if any, arising out of such change.
i.	will maintain an appropriate level of errors and omissions or professional liability insurance coverage.

8. Representations and Warranties of the Adviser.  Adviser represents and warrants that the Trust is (and during the term of this Agreement, will remain) registered as an open-end management investment company under the 1940 Act and that the shares of the Trust representing an interest in the Fund are (and during the term of this Agreement will remain) registered under the Securities Act of 1933 and under any applicable state securities laws. The Adviser further represents and warrants that the Adviser:

a.	is duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted.
b.	has the authority to enter into and perform the services contemplated by this Agreement.
c.	is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement.
d.	has met, and will continue to seek to meet for the duration of this Agreement, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services this Agreement.
e.	will promptly notify Sub-Adviser of the occurrence of any event that would disqualify it from serving as an investment advisor to an investment company pursuant to Section 9(a) of the 1940 Act.

9. Compensation.  For the services rendered, the facilities furnished and the expenses assumed by Sub-Adviser, Adviser shall pay Sub-Adviser at the end of each month a fee based on the average daily net assets of the Fund at the annual rates set forth in Schedule A. Sub-Adviser’s fee shall be accrued daily at  1/365th of the applicable annual rate set forth above. For the purpose of accruing compensation, the net assets of the Fund shall be determined in the manner and on the dates set forth in the current prospectus of the Trust, and, on days on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the immediately preceding day on which the net assets were determined. In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty business days of the date of termination. During any period when the determination of net asset value is suspended, the net asset value of the Fund as of the last business day prior to such suspension shall for this purpose be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

10. Records; Availability; Disclosure.

a.	Sub-Adviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Trust pursuant to the requirements of paragraphs (b)(5), (b)(6), (b)(7), (b)(9), (b)(10) and (f) of Rule 31a-1 under the 1940 Act.
b.	Sub-Adviser agrees that all books and records which it maintains for the Fund or the Trust are the property of the Trust and further agrees to surrender promptly to the Adviser or the Trust any such books, records or information upon the Adviser’s or the Trust’s request (provided, however, that Sub-Adviser may retain copies of such records). All such books and records shall be made available, within five business days of a written request, to the Trust’s accountants or auditors during regular business hours at Sub-Adviser’s offices. Adviser and the Trust or either of their authorized representative shall have the right to copy any records in the possession of Sub-Adviser which pertain to the Fund or the Trust. Such books, records, information or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, all such books, records or other information shall be returned to Adviser or the Trust. The Sub-Adviser agrees that the policies and procedures established by the Sub-Adviser for managing the Fund, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state regulations governing the sub-advisor/client relationship and management and operation of the Fund, shall be made available for inspection by the Adviser and the Trust or either of their authorized representatives not less frequently than annually.
c.	Sub-Adviser agrees that it will not disclose or use any records or confidential information obtained pursuant to this Agreement in any manner whatsoever except as authorized in this Agreement or specifically by Adviser or the Trust, or if such disclosure is required by federal or state regulatory authorities.
d.	Sub-Adviser may disclose the investment performance of the Fund, provided that such disclosure does not reveal the identity of the Adviser, the Fund or the Trust. Sub-Adviser may, however, disclose that Adviser, the Trust and the Fund are its clients, provided that such disclosure does not reveal the investment performance or the composition of the Fund.

11. Liability.  In the absence of willful misfeasance, bad faith or gross negligence on the part of Sub-Adviser or its officers, trustees or employees, or reckless disregard by Sub-Adviser of its duties under this Agreement (together, “disabling conduct”), Sub-Adviser shall not be liable to Adviser, the Fund, the Trust or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, except to the extent otherwise provided in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Notwithstanding the foregoing, breach by the Sub-Adviser of paragraph 3(c) hereof is deemed to be disabling conduct.

12. Indemnification.

a.	Sub-Adviser agrees to indemnify and defend Adviser, its officers, trustees, partners, employees and any person who controls Adviser for any loss or expense (including attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of any actual or alleged material misstatement or omission in the Trust’s registration statement, any proxy statement, or communication to current or prospective investors in the Fund relating to disclosure about Sub-Adviser provided to Adviser by Sub-Adviser.
b.	Sub-Adviser agrees to indemnify and defend Adviser, its officers, trustees, partners, employees and any person who controls Adviser for any loss or expense (including attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of the Sub-Adviser’s failure to ensure that the Fund continuously qualifies as a regulated investment company under Sub-Chapter M of the Code.
c.	Adviser agrees to indemnify and defend Sub-Adviser, its officers, trustees, partners, employees and any person who controls Sub-Adviser for any loss or expense (including attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of any actual or alleged material misstatement or omission in the Trust’s registration statement, any proxy statement, or other communication to current or prospective investors in the Fund (other than a misstatement or omission relating to disclosure about Sub-Adviser approved by the Sub-Adviser or provided to Adviser or the Trust by Sub-Adviser).

13. Use of Name.  The Sub-Adviser agrees to permit the Adviser and the Trust to use its name, along side the Adviser’s name, in the Fund’s name and in descriptions of the Fund, as these appear in the Trust’s prospectus(es) and/or sales literature related to the Fund, provided, however, that the Adviser and the Trust shall cease such use of the Sub-Adviser’s name in the event that this Agreement is terminated.

14. Effectiveness and Duration.  This Agreement shall not become effective unless and until it is approved by the Board, including a majority of trustees who are not parties to this Agreement or interested persons of any such party to this Agreement, and, to the extent required by law, a majority of the outstanding Trust shares of the series representing an interest in the Fund. This Agreement shall come into full force and effect on the date which it is so approved. This Agreement shall continue in effect for two years and shall thereafter continue in effect from year to year so long as such continuance is specifically approved at least annually by: (a) the Board, or by the vote of a majority of the outstanding Trust shares of the series representing an interest in the Fund, and (b) a majority of those trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

15. Termination.  Notwithstanding any other provision of this Agreement, this Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding Trust shares of the series representing an interest in the Fund on sixty days written notice to the Adviser and Sub-Adviser, or by the Adviser, or by the Sub-Adviser, on sixty days written notice to the other. This Agreement shall automatically terminate in the event of its assignment or in the event of the termination of the Investment Advisory Agreement.

16. Amendment.  This Agreement may be amended by the parties only if such amendment is specifically approved by (a) a majority of those trustees who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, and, if required by applicable law, (b) a majority of the outstanding Trust shares of the series representing an interest in the Fund.

17. Definitions.  The terms “assignment”, “affiliated person” and “interested person”, when used in this Agreement, shall have the respective meanings specified in the 1940 Act. The term “majority of the outstanding Trust shares of the series” means, at a meeting of the Fund’s shareholders, the lesser of: (a) outstanding shares of such series representing more than 50% of the votes attributable to shares of such series, or (b) if outstanding shares representing more than 50% of the votes attributable to shares of such series are present (in person or by proxy) at the meeting, 67% or more of such votes.

18. Governing Law.  This Agreement shall be construed in accordance with laws of the State of Delaware, and applicable provisions of the Advisers Act and 1940 Act.

19. Miscellaneous.

a.	Nothing in this Agreement shall require Sub-Adviser to take or receive physical possession of cash, securities or other investments of the Fund.
b.	If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

National Fund Advisors, LLC

By:	Name: Title:

BDCA Adviser, LLC

By:	Name: Title:

Schedule A

For the services rendered, the facilities furnished and the expenses assumed by Sub-Adviser, Adviser shall pay Sub-Adviser at the end of each month a fee based on the average daily net assets of the Fund at the following annual rate:

AR Capital BDC Income Fund	0.80%

Realty Capital Income Funds Trust

405 Park Avenue, 14th Floor, New York, New York 10022

Your Proxy Vote is Important!

Vote by Internet

Please go to the electronic voting site at www.2voteproxy.com/arc. Follow the on line instructions. If you vote by internet, you do not have to return your proxy cards.

Vote by Telephone

Please call toll-free at 1-855-800-9422, and follow the instructions provided. If you vote by telephone, you do not have to return your proxy cards.

Vote by Mail

Complete, sign and date your proxy card and return it promptly in the envelope provided.

Please ensure the address below shows through the window of the enclosed postage paid return envelope.

Proxy Tabulator
PO Box 55909
Boston MA
02205-9100

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5909

Your Vote is Important!

Vote by Internet

Vote by Telephone

Please call us toll free at **1-800-830-3542**, and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.

Vote by Mail

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-9100

REALTY CAPITAL INCOME FUNDS TRUST

PROXY FOR THE FIRST SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 30, 2015

This Proxy is solicited by the Board of Trustees of Realty Capital Income Funds Trust

The undersigned shareholder of Realty Capital Income Funds Trust, a Delaware statutory trust (the "Trust"), hereby appoints Nick Radesca and James Tanaka, and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the first of two special meetings of shareholders to be held on October 30, 2015 (the "First Meeting") and any and all adjournments and postponements thereof, and to cast, on behalf of the undersigned, all votes on the Proposal listed in this Proxy Card that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such First Meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present at the First Meeting. The First Meeting will begin at 11:00 a.m., Eastern Time, at The Core Club, located at 66 E. 55th Street, New York, New York 10022.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders for the First Meeting and of the accompanying Proxy Statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to the Proposal listed in this Proxy Card.

The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned shareholder. If this proxy is executed but no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal listed in this Proxy Card.

By signing and dating below, you authorize the proxies to cast all votes you are entitled to cast on the Proposal listed in this Proxy Card at the First Meeting as marked, or if not marked, to vote "FOR" the Proposal, and to use their discretion to vote for any procedural matter relating to the Proposal as may properly come before the First Meeting or any adjournment or postponement thereof. If you do not intend to personally attend the First Meeting, please complete and return this card at once in the enclosed envelope.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature　　　　Date

Co-Owner Signature, if jointly held　　　　Date

RCI15 - First - V2

YOUR VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the First Special Meeting of Shareholders to Be Held on October 30, 2015: The Proxy Statement for this meeting is available at *www.2voteproxy.com/arc*.

Please mark box(es) as shown in this example. [X]

The Board of Trustees recommends a vote "FOR" the Proposal. If no direction is made with respect to the Proposal, this proxy will be voted "FOR" the Proposal.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE FIRST MEETING.

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY.

RCI15 - First - V2

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5909

Your Vote is Important!

Vote by Internet

Vote by Telephone

Please call us toll free at **1-800-830-3542**, and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.

Vote by Mail

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-9100

REALTY CAPITAL INCOME FUNDS TRUST

PROXY FOR THE FIRST SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 30, 2015

AR Capital BDC Income Fund

This Proxy is solicited by the Board of Trustees of Realty Capital Income Funds Trust

The undersigned shareholder of Realty Capital Income Funds Trust, a Delaware statutory trust (the "Trust"), hereby appoints Nick Radesca and James Tanaka, and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the first of two special meetings of shareholders to be held on October 30, 2015 (the "First Meeting") and any and all adjournments and postponements thereof, and to cast, on behalf of the undersigned, all votes on the Proposals listed in this Proxy Card that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such First Meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present at the First Meeting. The First Meeting will begin at 11:00 a.m., Eastern Time, at The Core Club, located at 66 E. 55th Street, New York, New York 10022.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders for the First Meeting and of the accompanying Proxy Statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to the Proposals listed in this Proxy Card.

The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned shareholder. If this proxy is executed but no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposals listed in this Proxy Card.

By signing and dating below, you authorize the proxies to cast all votes you are entitled to cast on the Proposals listed in this Proxy Card at the First Meeting as marked, or if not marked, to vote "FOR" the Proposals, and to use their discretion to vote for any procedural matter relating to the Proposals as may properly come before the First Meeting or any adjournment or postponement thereof. If you do not intend to personally attend the First Meeting, please complete and return this card at once in the enclosed envelope.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature　　　　Date

Co-Owner Signature, if jointly held　　　　Date

RCI15 - BDC - First - V2

YOUR VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the First Special Meeting of Shareholders to Be Held on October 30, 2015: The Proxy Statement for this meeting is available at *www.2voteproxy.com/arc*.

Please mark box(es) as shown in this example. [X]

The Board of Trustees recommends a vote "FOR" the Proposals. If no direction is made with respect to the Proposals, this proxy will be voted "FOR" the Proposals.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE FIRST MEETING.

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY.

RCI15 - BDC - First - V2

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5909

Your Vote is Important!

Vote by Internet

Vote by Telephone

Please call us toll free at **1-800-830-3542**, and follow the instructions provided. If you vote by telephone, you do not have to return your proxy card.

Vote by Mail

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-9100

REALTY CAPITAL INCOME FUNDS TRUST

PROXY FOR THE SECOND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 30, 2015

This Proxy is solicited by the Board of Trustees of Realty Capital Income Funds Trust

The undersigned shareholder of Realty Capital Income Funds Trust, a Delaware statutory trust (the "Trust"), hereby appoints Nick Radesca and James Tanaka, and each of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the second of two special meetings of shareholders to be held on October 30, 2015 (the "Second Meeting") and any and all adjournments and postponements thereof, and to cast, on behalf of the undersigned, all votes on the Proposal listed in this Proxy Card that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such Second Meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present at the Second Meeting. The Second Meeting will begin at 11:30 a.m., Eastern Time, at The Core Club, located at 66 E. 55th Street, New York, New York 10022.

The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Shareholders for the Second Meeting and of the accompanying Proxy Statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to the Proposal listed in this Proxy Card.

The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned shareholder. If this proxy is executed but no direction is made, the votes entitled to be cast by the undersigned will be cast "FOR" the Proposal listed in this Proxy Card.

By signing and dating below, you authorize the proxies to cast all votes you are entitled to cast on the Proposal listed in this Proxy Card at the Second Meeting as marked, or if not marked, to vote "FOR" the Proposal, and to use their discretion to vote for any procedural matter relating to the Proposal as may properly come before the Second Meeting or any adjournment or postponement thereof. If you do not intend to personally attend the Second Meeting, please complete and return this card at once in the enclosed envelope.

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature Date

Co-Owner Signature, if jointly held Date

RCI15 - Second - V2

YOUR VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the Second Special Meeting of Shareholders to Be Held on October 30, 2015: The Proxy Statement for this meeting is available at *www.2voteproxy.com/arc*.

Please mark box(es) as shown in this example. [X]

The Board of Trustees recommends a vote "FOR" the Proposal. If no direction is made with respect to the Proposal, this proxy will be voted "FOR" the Proposal.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SECOND MEETING.

YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY.

RCI15 - Second - V2